UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	February 29, 2016

Date of reporting period:	March 1, 2015 – August 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PISFX

Putnam Retirement Income Fund Lifestyle 3

Semiannual report
8|31|15

A world of investing.®

Putnam INVESTMENTS

PUTNAM RETIREMENT INCOME LIFESTYLE FUNDS invest in a mix of stocks, bonds, and mutual funds for investors seeking income in retirement.

Putnam
Retirement Income
Fund Lifestyle 3

Semiannual report
8 | 31 | 15

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	12

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Trustee approval of management contract	18

Financial statements	23

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Our allocation of assets among permitted asset categories may hurt performance. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. There is no guarantee that the fund will provide adequate income at and through an investor’s retirement. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

A string of negative developments has kept markets on edge in recent months. Greece’s debt crisis flared, oil prices dropped again, and the People’s Bank of China, in an effort to stem a slumping economy, unexpectedly devalued the yuan. The cumulative effect of these events appeared to contribute to a brief correction in global stock markets during late summer.

Through it all, the U.S. economy has remained resilient, which is likely to prompt the Federal Reserve to raise interest rates for the first time in over a decade. If higher interest rates in the U.S. markets attract global capital, regions outside of the United States could experience greater market volatility and constrained growth.

In contrast, central banks in Europe, Japan, and China appear committed, for the foreseeable future, to low-interest-rate policies to foster growth. The different trajectories of central bank policies may be another source of volatility.

Amid changing market conditions, you may find it reassuring to know that Putnam’s portfolio managers have deep experience and research-driven viewpoints that guide their investment decisions. The interview in the following pages provides you with additional insight into economic and market conditions, as well as a review of your fund’s performance. We also would encourage you to consult with your financial advisor to discuss whether your mix of investments requires any adjustment to stay on track toward your long-term goals.

In closing, we would like to recognize Charles Curtis, who recently retired as a Putnam Trustee, for his 14 years of dedicated service. And, as always, thank you for investing with Putnam.

Putnam Retirement Income Fund Lifestyle 3

Helping investors pursue monthly income in retirement

After accumulating savings during your working years, you are faced with another great challenge — using that money to generate income in retirement. Putnam Retirement Income Fund Lifestyle 3 may be attractive to investors who are seeking income for their retirement years with a secondary objective of capital appreciation. Managed by industry veterans, the fund invests in a combination of stocks, bonds, and mutual funds.

A flexible investment portfolio

Putnam Retirement Income Fund Lifestyle 3 can invest in a wide range of securities, including U.S. and international stocks, bonds, convertible securities, and Putnam Absolute Return 700 Fund®.

Strategic allocations

Putnam Absolute Return 700 Fund 10%
Equity 29%
Fixed income 61%

Equity and fixed-income weightings reflect strategic allocations set forth in the fund's prospectus; actual allocations may vary.

Managed by Putnam's experienced Global Asset Allocation group

The fund is managed by a veteran portfolio team who each have more than 20 years of investment experience. As specialists in multi-asset investing, they are skilled in top-down asset allocation decisions as well as selecting stocks and bonds across global markets. They pursue strong returns within the fund's risk profile to deliver long-term income in retirement.

Featured from left to right:

James A. Fetch
(industry since 1994)

Robert J. Kea, CFA
(industry since 1988)

Robert J. Schoen
(industry since 1990)

Jason R. Vaillancourt, CFA
(industry since 1993)

2 Retirement Income Fund Lifestyle 3

Retirement Income Fund Lifestyle 3 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 12–14 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4	Retirement Income Fund Lifestyle 3

Interview with your fund’s portfolio manager

How did Putnam Retirement Income Fund Lifestyle 3 perform during the six-month reporting period ended August 31, 2015?

The fund’s performance was down over the past six months, returning –4.35% during a turbulent period in the global capital markets. This result underperformed the fund’s primary benchmark, the Barclays U.S. Aggregate Bond Index, but outperformed its secondary benchmark, the all-equity S&P 500 Index. The fund allocates its assets across various investment classes, including equities, fixed income, and absolute return strategies. The fund’s equity allocation was positively influenced by the solid ongoing performance of the U.S. equity markets early in the period, but the deep collapse of the Chinese stock markets during the latter weeks of the time frame precipitated a major sell-off across most global markets and was a significant drag on the performance of the fund’s equity allocation. Meanwhile, the fixed-income and absolute return portions of the fund produced somewhat higher, though still negative, returns.

What was the global investment environment like during the six-month reporting period?

Until the sell-off in China, most major markets had seen general benefits from accommodative monetary policies in the United States, Europe, and elsewhere. Interest rates remained near historic lows, and even in

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 8/31/15. See pages 4 and 12–14 for additional fund performance information. Index descriptions can be found on page 17.

Retirement Income Fund Lifestyle 3	5

negative territory in some parts of the world. A strengthening U.S. economy led to strong markets relative to the rest of the world. In addition, the lower price of oil, which dropped by more than 50% in the second half of 2014, had a stimulative effect on U.S. consumers, while hurting many companies connected with the oil/gas shale industry. U.S. equities had experienced a relatively strong period through July 2015, especially compared with international developed and emerging markets, which both were underperforming. Then in August, worries about the decelerating growth rate in China, the world’s second largest economy, coupled with aggressive steps by the Chinese government to try to re-stimulate economic growth, sent the Chinese stock markets into freefall. The Chinese market collapse had ripple effects throughout the world’s capital markets, dragging down previous gains in markets such as the United States and magnifying losses in the eurozone and emerging markets.

Even before August, the disappointing performance of international developed-market stocks had a number of root causes. The strength of the U.S. dollar deflated equity returns in many overseas markets. Continuing uncertainty about the economic stability of key international regions — notably the sovereign debt crisis in Greece and decelerating growth in China — also caused international developed-country equities to underperform.

In fixed income, interest-rate-sensitive bonds in the United States delivered negative results during the closing months of the six-month period, underperforming those in other global markets. Credit-sensitive fixed income, such as high-yield bonds, also finished in negative territory for the six months.

Allocations are shown as a percentage of the fund’s net assets as of 8/31/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Allocations also reflect the holdings of one or more of the Putnam Absolute Return Funds. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Retirement Income Fund Lifestyle 3

Globally, commodities continued to experience heightened volatility with inconsistent swings on a month-to-month basis. This asset class significantly underperformed over the period, driven particularly by the softness in energy prices. What little exposure the fund had to commodities was limited to its holdings in the Putnam Absolute Return 700 portfolio, where a short exposure added value as the asset class sold off.

What investment strategies were most helpful to the fund’s absolute performance during the six-month reporting period?

Among the fund’s primary features, there are two principal strategies through which we seek to enhance the portfolio’s performance — dynamic asset allocation and individual security selection. Our asset allocation strategy enables us to tactically shift portfolio weightings to various asset classes in order to capitalize on strengths we detect in them or to reduce risk when we believe the investment environment is vulnerable to downside movement. We also employ implementation and security selection strategies to help us take advantage of what we believe are the best risk/reward tradeoffs in given market conditions. During the six-month reporting period, we maintained a mostly neutral stance in our asset allocations, choosing to keep asset class weightings at or near their benchmark levels. We maintained

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 8/31/15. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Retirement Income Fund Lifestyle 3	7

this mostly neutral stance because we felt the global capital markets were becoming more susceptible to various macroeconomic risks. That said, we did have a slight overweight to equities during the period, particularly to those in the U.S. markets, and that strategic allocation decision was somewhat beneficial.

A greater share of the fund’s performance came from strategy implementation. For example, we derived especially solid results from security selection among large-capitalization stocks within the portfolio. Currency strategies, which we employed both to hedge foreign currency risks and to capitalize on the strength of the U.S. dollar, helped also, although we have pared back our hedging strategy more recently.

As mentioned earlier, however, the events surrounding the Chinese stock market in August were the main catalyst for the fund’s results. During that final month of the period, the fund’s previous gains were eliminated as global equities sold off significantly. It was also a difficult month for the Putnam Absolute Return 700 Fund, though over the six-month period it held up considerably better than riskier assets, with strong performance from non-directional strategies designed to perform well regardless of market direction.

Did any strategies involving derivatives play a significant role in fund performance?

We used futures, currency forward contracts, and credit default swaps to hedge credit risk in fixed-income holdings and to hedge market risks, as well as to gain exposure to individual securities and baskets of securities. During the period, our use of credit default swaps detracted from the fund’s return.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Allocations also reflect the holdings of one or more of the Putnam Absolute Return Funds. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Retirement Income Fund Lifestyle 3

What is your outlook for the global investment environment?

We believe it’s a complicated environment, made more difficult in many ways because of the dislocation between economic growth in the United States and decelerating prospects in China, the world’s second-largest economy.

U.S. economic growth appeared to rebound in the second quarter of 2015 following disappointing first-quarter results, and at mid-year 2015 it looked as if U.S. gross domestic product might grow at a 2.5% to 3% annualized rate in the months to come. The far-reaching effects of China’s stock market collapse now have appeared to put those forecasts into doubt.

The Federal Reserve has described its approach as being “data dependent.” With the U.S. economy appearing to be fundamentally back on track and core inflation showing signs of reemerging, it seems likely that the Fed could implement its first rate increase this year if economic growth continues. Today, we acknowledge that there may be factors that could cause the Fed to delay, such as renewed dollar strength, coupled with volatility in Europe and Asia. Whenever the Fed does begin raising rates, however, we think it will proceed cautiously in an effort to avoid stoking excessive volatility in the financial markets.

As already noted, a real risk lurking backstage is China. The country’s economic slowdown and its market bubbles — in real estate, in the frothy Chinese stock market, and in its shadow banking system — have already created problems, not only throughout Asia’s emerging markets but across the world stage.

How does your outlook influence your strategy?

As of period-end, we are somewhat more cautious in our outlook for domestic equities. U.S. stock valuations were slightly above longer-term normalized levels, which may

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Retirement Income Fund Lifestyle 3	9

temper gains in the months ahead. That said, we think U.S. equities still appear attractive relative to U.S. Treasuries and other investment-grade bonds, and they could continue to advance despite elevated valuations.

We expect economic data to continue to improve in Europe, the United Kingdom, and Japan, but we think emerging markets face a number of economic and market risks. We also think equity valuations in both Europe and Japan are more attractive than in other asset classes. In our view, the weaker euro and yen, as well as lower oil prices relative to 2014 levels, will continue to provide a boost to corporate profits overseas. In addition, we think that European quantitative easing and the pursuit of structural reforms in Japan will continue to help the markets, and that government-imposed regulatory changes and companies’ specific restructuring will also enhance the health of certain industries.

Elsewhere, we have a more constructive outlook for high-yield bonds. Yields over Treasuries in the asset class have widened to attractive levels over cash. We have taken a more tactical approach with the fund’s interest-rate positioning, believing that longer-term interest rates will be range-bound over the next few months. We’ll seek to capitalize on heightened volatility.

Thank you, Bob, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

Effective May 15, 2015, Putnam Retirement Income Fund Lifestyle 3 reduced its monthly dividend from $0.013 per share to $0.012 per share. The decrease reflects the low interest rate environment as higher coupon securities are replaced with lower coupons.

Portfolio Manager Robert J. Kea is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Graduate School of Business at Bentley University and a B.A. from the University of Massachusetts at Amherst. He joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are James A. Fetch; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

10	Retirement Income Fund Lifestyle 3

IN THE NEWS

Collapsing commodity prices caused turbulence in global markets this summer. One of the leading factors pressuring prices was the economic slowdown in China. China remains the world’s second-largest economy and the largest consumer of most commodities, representing about 40% to 50% of global commodity demand. Much of China’s slowdown has been attributed to government efforts to transform the economy by changing the engine of growth from exports to consumer spending. With less need to build new infrastructure, the demand for commodities such as oil, copper, and steel has fallen. As a result, global prices of such commodities have dropped nearly 20% year to date. Furthermore, the price of crude oil is more than 50% below levels seen in 2014, although supply and demand factors outside China have played a significant role in the price movements for this commodity. Global oil supplies surged as North American companies increased production, and the United States emerged as one of the world’s largest producers. Meanwhile, OPEC has continued to maintain last year’s levels of oil production, but demand growth has moderated.

Retirement Income Fund Lifestyle 3	11

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2015, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/15

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/13/04)		(9/12/05)		(9/12/05)		(9/12/05)		(9/12/05)	(10/4/05)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	4.77%	4.38%	4.19%	4.19%	3.98%	3.98%	4.34%	4.03%	4.51%	5.01%

10 years	53.34	47.20	44.21	44.21	42.13	42.13	47.37	42.58	49.47	57.23
Annual average	4.37	3.94	3.73	3.73	3.58	3.58	3.95	3.61	4.10	4.63

5 years	33.84	28.48	28.88	26.88	28.85	28.85	31.87	27.58	31.82	35.38
Annual average	6.00	5.14	5.21	4.88	5.20	5.20	5.69	4.99	5.68	6.25

3 years	18.52	13.78	15.96	12.96	15.84	15.84	17.72	13.89	17.70	19.42
Annual average	5.83	4.40	5.06	4.15	5.02	5.02	5.59	4.43	5.58	6.09

1 year	–2.46	–6.36	–3.13	–7.90	–3.21	–4.17	–2.70	–5.86	–2.68	–2.23

6 months	–4.35	–8.18	–4.65	–9.40	–4.73	–5.68	–4.39	–7.49	–4.46	–4.23

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

12	Retirement Income Fund Lifestyle 3

Comparative index returns For periods ended 8/31/15

Barclays U.S. Aggregate
	Bond Index	S&P 500 Index

Annual average (life of fund)	4.44%	7.46%

10 years	54.67	99.55
Annual average	4.46	7.15

5 years	15.81	108.88
Annual average	2.98	15.87

3 years	4.65	49.38
Annual average	1.53	14.31

1 year	1.55	0.48

6 months	–0.68	–5.32

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Fund price and distribution information For the six-month period ended 8/31/15

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.074		$0.031	$0.031	$0.061		$0.062	$0.087

Capital gains	—		—	—	—		—	—

Total	$0.074		$0.031	$0.031	$0.061		$0.062	$0.087

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

2/28/15	$11.45	$11.93	$11.40	$11.41	$11.42	$11.80	$11.44	$11.47

8/31/15	10.88	11.33	10.84	10.84	10.86	11.22	10.87	10.90

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate [1,2]	1.32%	1.27%	0.55%	0.55%	1.10%	1.07%	1.10%	1.54%

Current 30-day SEC yield
(with expense limitation) [3,4]	N/A	1.10	0.39	0.39	N/A	0.86	0.80	1.40

Current 30-day SEC yield
(without expense limitation) [3,4]	N/A	0.61	–0.12	–0.12	N/A	0.37	0.29	0.89

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Current dividend rate excludes dividends received from underlying Putnam funds.

3 For a portion of the period, the fund may have limited expenses, without which yields would have been lower.

4 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Retirement Income Fund Lifestyle 3	13

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/15

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/13/04)		(9/12/05)		(9/12/05)		(9/12/05)		(9/12/05)	(10/4/05)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	4.58%	4.19%	4.00%	4.00%	3.79%	3.79%	4.15%	3.84%	4.32%	4.82%

10 years	51.99	45.91	43.02	43.02	40.93	40.93	46.18	41.42	48.36	55.88
Annual average	4.28	3.85	3.64	3.64	3.49	3.49	3.87	3.53	4.02	4.54

5 years	28.09	22.97	23.46	21.46	23.44	23.44	26.37	22.26	26.38	29.71
Annual average	5.08	4.22	4.31	3.97	4.30	4.30	4.79	4.10	4.79	5.34

3 years	15.08	10.48	12.46	9.46	12.45	12.45	14.19	10.47	14.36	15.96
Annual average	4.79	3.38	3.99	3.06	3.99	3.99	4.52	3.38	4.57	5.06

1 year	–1.79	–5.72	–2.55	–7.35	–2.55	–3.51	–2.03	–5.21	–1.95	–1.56

6 months	–5.61	–9.39	–5.91	–10.60	–5.91	–6.85	–5.65	–8.71	–5.66	–5.49

See the discussion following the fund performance table on page 12 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year
ended 2/28/15*	1.11%	1.86%	1.86%	1.36%	1.36%	0.86%

Total annual operating expenses
for the fiscal year ended 2/28/15	1.87%	2.62%	2.62%	2.12%	2.12%	1.62%

Annualized expense ratio for the
six-month period ended 8/31/15	1.01%	1.76%	1.76%	1.26%	1.26%	0.76%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.11%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 6/30/16.

14	Retirement Income Fund Lifestyle 3

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from March 1, 2015, to August 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$4.97	$8.64	$8.64	$6.20	$6.19	$3.74

Ending value (after expenses)	$956.50	$953.50	$952.70	$956.10	$955.40	$957.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2015, use the following calculation method. To find the value of your investment on March 1, 2015, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.13	$8.92	$8.92	$6.39	$6.39	$3.86

Ending value (after expenses)	$1,020.06	$1,016.29	$1,016.29	$1,018.80	$1,018.80	$1,021.32

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Retirement Income Fund Lifestyle 3	15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

16	Retirement Income Fund Lifestyle 3

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2015, Putnam employees had approximately $492,000,000 and the Trustees had approximately $137,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Retirement Income Fund Lifestyle 3	17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2015, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2015, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 19, 2015 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2015. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the

18	Retirement Income Fund Lifestyle 3

fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to your fund and all but two of the other open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain

Retirement Income Fund Lifestyle 3	19

competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations were not operative. However, in the case of your fund, the second of the expense limitations was operative during its fiscal year ending in 2014. In addition, Putnam Management will waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.75% of its average net assets through at least June 30, 2016. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the fifth quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fourth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2014 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2014 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered

20 Retirement Income Fund Lifestyle 3

the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2014 was a year of strong competitive performance for many of the Putnam funds, with generally strong results for the U.S. equity, money market and global asset allocation funds, but relatively mixed results for the international and global equity and fixed income funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were recognized by Barron’s as the sixth-best performing mutual fund complex for the five-year period ended December 31, 2014. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2014 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about your fund’s total return and its performance relative to its benchmark over the one-year, three-year and five-year periods ended December 31, 2014. Your fund’s class A shares’ gross return was positive over each of these periods. The Trustees did not find any evidence that would suggest a need for concern regarding the investment process for your fund. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.) The Trustees noted, however, that before it was renamed Putnam Retirement Income Fund Lifestyle 3 on June 16, 2011, the fund (as Putnam Income Strategies Fund) did not invest in Putnam Absolute Return 700 Fund. Had

Retirement Income Fund Lifestyle 3	21

your fund done so, its performance may have been different.

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

22 Retirement Income Fund Lifestyle 3

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Retirement Income Fund Lifestyle 3	23

The fund’s portfolio 8/31/15 (Unaudited)

COMMON STOCKS (27.5%)*	Shares	Value

Banking (1.7%)
Australia & New Zealand Banking Group, Ltd. (Australia)	430	$8,547

Banco Santander SA (Spain)	2,301	14,000

Bank Hapoalim BM (Israel)	924	4,684

Bank of America Corp.	4,151	67,827

Bank of New York Mellon Corp. (The)	678	26,984

Bank of Yokohama, Ltd. (The) (Japan)	3,000	18,371

Barclays PLC (United Kingdom)	1,441	5,758

BNP Paribas SA/New York, NY (France)	320	20,060

Credit Agricole SA (France)	1,656	22,430

Credit Suisse Group AG (Switzerland)	314	8,434

Hang Seng Bank, Ltd. (Hong Kong)	1,300	23,131

JPMorgan Chase & Co.	1,221	78,266

Mizuho Financial Group, Inc. (Japan)	20,300	41,643

Popular, Inc. (Puerto Rico) †	179	5,255

Regions Financial Corp.	1,699	16,293

Resona Holdings, Inc. (Japan)	6,100	30,884

Skandinaviska Enskilda Banken AB (Sweden)	1,358	15,792

State Street Corp.	660	47,467

Sumitomo Mitsui Financial Group, Inc. (Japan)	1,000	40,945

Wells Fargo & Co.	343	18,292

515,063
Basic materials (1.1%)
Amcor, Ltd. (Australia)	1,888	18,434

Antofagasta PLC (Chile)	779	7,215

ArcelorMittal SA (France)	984	7,618

BASF SE (Germany)	215	17,328

BHP Billiton PLC (Australia)	308	5,288

BHP Billiton, Ltd. (Australia)	607	10,877

EMS-Chemie Holding AG (Switzerland)	29	13,035

Evonik Industries AG (Germany)	141	5,254

Fortescue Metals Group, Ltd. (Australia)	5,345	7,265

Glencore PLC (United Kingdom)	2,275	5,147

Graphic Packaging Holding Co.	475	6,698

Royal Boskalis Westminster NV (Netherlands)	210	10,919

Kuraray Co., Ltd. (Japan)	500	5,918

LyondellBasell Industries NV Class A	308	26,297

Mitsubishi Gas Chemical Co., Inc. (Japan)	1,000	4,883

Mitsubishi Materials Corp. (Japan)	4,000	12,868

Nitto Denko Corp. (Japan)	300	20,222

Rio Tinto PLC (United Kingdom)	259	9,379

SBA Communications Corp. Class A †	185	21,867

Sealed Air Corp.	298	15,332

Sherwin-Williams Co. (The)	123	31,465

Sumitomo Metal Mining Co., Ltd. (Japan)	1,000	12,711

ThyssenKrupp AG (Germany)	928	20,138

UPM-Kymmene OYJ (Finland)	935	15,515

voestalpine AG (Austria)	84	3,059

24 Retirement Income Fund Lifestyle 3

COMMON STOCKS (27.5%)* cont.	Shares	Value

Basic materials cont.
Wendel SA (France)	114	$14,592

Weyerhaeuser Co. R	73	2,040

331,364
Capital goods (1.1%)
ABB, Ltd. (Switzerland)	855	16,482

AGCO Corp.	145	7,111

Airbus Group SE (France)	89	5,760

Allison Transmission Holdings, Inc.	563	16,102

Avery Dennison Corp.	100	5,808

BAE Systems PLC (United Kingdom)	2,652	18,251

Carlisle Cos., Inc.	44	4,431

Crown Holdings, Inc. †	485	24,041

General Dynamics Corp.	329	46,728

IDEX Corp.	120	8,620

Ingersoll-Rand PLC	162	8,957

KBR, Inc.	534	9,313

Leggett & Platt, Inc.	163	7,240

Mitsubishi Electric Corp. (Japan)	2,000	19,978

Northrop Grumman Corp.	233	38,151

Orbital ATK, Inc.	40	3,028

OSRAM Licht AG (Germany)	219	11,584

Roper Technologies, Inc.	170	27,555

Safran SA (France)	388	30,155

Sandvik AB (Sweden)	1,963	18,883

Spirit AeroSystems Holdings, Inc. Class A †	153	7,820

THK Co., Ltd. (Japan)	600	10,438

346,436
Communication services (0.8%)
BT Group PLC (United Kingdom)	3,792	25,263

Deutsche Telekom AG (Germany)	1,195	20,444

Juniper Networks, Inc.	986	25,350

Nippon Telegraph & Telephone (NTT) Corp. (Japan)	500	19,093

NTT DoCoMo, Inc. (Japan)	1,000	20,939

Orange SA (France)	1,031	16,262

Sky PLC (United Kingdom)	1,969	31,434

Telefonica SA (Spain)	690	9,732

Telenor ASA (Norway)	597	11,898

Telstra Corp., Ltd. (Australia)	4,071	16,716

Verizon Communications, Inc.	847	38,970

Vodafone Group PLC (United Kingdom)	2,720	9,386

245,487
Conglomerates (—%)
Siemens AG (Germany)	130	12,905

12,905
Consumer cyclicals (2.8%)
Adecco SA (Switzerland)	282	22,103

Amazon.com, Inc. †	33	16,925

Carter’s, Inc.	159	15,631

Cie Generale des Etablissements Michelin (France)	241	23,278

Continental AG (Germany)	150	31,897

Retirement Income Fund Lifestyle 3 25

COMMON STOCKS (27.5%)* cont.	Shares	Value

Consumer cyclicals cont.
Dai Nippon Printing Co., Ltd. (Japan)	3,000	$30,895

Discovery Communications, Inc. Class A † S	1,459	38,809

Equinix, Inc.	90	8,811

Fuji Heavy Industries, Ltd. (Japan)	800	28,180

Hilton Worldwide Holdings, Inc. †	1,206	29,945

Home Depot, Inc. (The)	585	68,129

Host Hotels & Resorts, Inc. R	2,173	38,527

Inditex SA (Spain)	468	15,590

ITV PLC (United Kingdom)	7,915	30,104

KAR Auction Services, Inc.	180	6,667

Kimberly-Clark Corp.	292	31,107

Kingfisher PLC (United Kingdom)	5,640	30,574

Lagardere SCA (France)	717	19,429

Lear Corp.	165	16,960

Liberty Interactive Corp. Class A †	397	10,735

Liberty Media Corp. Class A †	176	6,556

Lowe’s Cos., Inc.	597	41,294

Macy’s, Inc.	291	17,056

Marks & Spencer Group PLC (United Kingdom)	2,908	23,058

News Corp. Class A †	354	4,825

Next PLC (United Kingdom)	45	5,472

NIKE, Inc. Class B	363	40,565

Panasonic Corp. (Japan)	1,900	20,961

Peugeot SA (France) †	824	14,180

Publicis Groupe SA (France)	188	13,350

Ryman Hospitality Properties R	1,074	55,021

Securitas AB Class B (Sweden)	1,292	16,425

ServiceMaster Global Holdings, Inc. †	115	4,046

Shimamura Co., Ltd. (Japan)	100	9,247

Sirius XM Holdings, Inc. †	4,214	16,076

Six Flags Entertainment Corp.	117	5,261

Thor Industries, Inc.	40	2,183

Toppan Printing Co., Ltd. (Japan)	2,000	16,612

Valeo SA (France)	143	17,921

Verisk Analytics, Inc. Class A †	112	8,185

Viacom, Inc. Class B	384	15,656

Wyndham Worldwide Corp.	122	9,331

877,577
Consumer finance (0.1%)
Mitsubishi UFJ Lease & Finance Co., Ltd. (Japan)	3,300	15,951

Consumer staples (1.7%)		15,951
Altria Group, Inc.	129	6,912

British American Tobacco PLC (United Kingdom)	274	14,587

Bunge, Ltd.	481	34,848

Coca-Cola Enterprises, Inc.	237	12,203

Colgate-Palmolive Co.	80	5,025

ConAgra Foods, Inc.	354	14,755

CVS Health Corp.	586	60,006

26 Retirement Income Fund Lifestyle 3

COMMON STOCKS (27.5%)* cont.	Shares	Value

Consumer staples cont.
Distribuidora Internacional de Alimentacion SA (Spain)	1,296	$7,795

Dr. Pepper Snapple Group, Inc.	405	31,076

Geo Group, Inc. (The) R	1,144	34,354

Imperial Tobacco Group PLC (United Kingdom)	422	20,274

ITOCHU Corp. (Japan)	700	8,404

J Sainsbury PLC (United Kingdom)	1,399	5,167

Kao Corp. (Japan)	500	22,898

Koninklijke Ahold NV (Netherlands)	1,425	28,093

Kroger Co. (The)	513	17,699

L’Oreal SA (France)	55	9,374

Liberty Ventures Ser. A †	257	10,211

METRO AG (Germany)	95	2,775

Mondelez International, Inc. Class A	161	6,820

Nestle SA (Switzerland)	820	60,246

PepsiCo, Inc.	287	26,671

Pinnacle Foods, Inc.	142	6,367

Reckitt Benckiser Group PLC (United Kingdom)	151	13,245

Swedish Match AB (Sweden)	535	15,778

Unilever NV ADR (Netherlands)	367	14,676

Unilever PLC (United Kingdom)	267	10,684

WH Group, Ltd. 144A (Hong Kong) †	10,500	5,514

Woolworths, Ltd. (Australia)	210	3,945

510,402
Energy (1.4%)
BP PLC (United Kingdom)	6,708	36,785

Cameron International Corp. †	397	26,504

CVR Energy, Inc.	81	3,257

Exxon Mobil Corp.	21	1,580

Hess Corp.	28	1,665

Neste Oil OYJ (Finland)	421	10,765

Occidental Petroleum Corp.	735	53,662

OMV AG (Austria)	1,189	30,494

Questar Corp.	102	1,970

Royal Dutch Shell PLC Class A (United Kingdom)	845	21,901

Royal Dutch Shell PLC Class B (United Kingdom)	769	20,065

Schlumberger, Ltd.	749	57,950

Statoil ASA (Norway)	2,076	31,511

Superior Energy Services, Inc.	658	10,469

Tesoro Corp.	99	9,109

Total SA (France)	536	24,385

Valero Energy Corp.	795	47,175

Vestas Wind Systems A/S (Denmark)	489	26,022

Woodside Petroleum, Ltd. (Australia)	368	8,448

423,717
Financial (0.6%)
3i Group PLC (United Kingdom)	3,791	28,350

Broadridge Financial Solutions, Inc.	71	3,748

CoreLogic, Inc. †	83	3,150

Goldman Sachs Group, Inc. (The)	16	3,018

Retirement Income Fund Lifestyle 3	27

COMMON STOCKS (27.5%)* cont.	Shares	Value

Financial cont.
HSBC Holdings PLC (United Kingdom)	4,045	$31,892

Mitsubishi UFJ Financial Group, Inc. (Japan)	3,200	21,119

Morgan Stanley	1,137	39,170

ORIX Corp. (Japan)	1,600	21,565

SBI Holdings, Inc. (Japan)	1,100	13,392

UBS Group AG (Switzerland)	957	19,787

185,191
Health care (2.8%)
Aetna, Inc.	131	15,002

AmerisourceBergen Corp.	450	45,018

Amgen, Inc.	288	43,713

Anthem, Inc.	294	41,469

Astellas Pharma, Inc. (Japan)	1,300	19,301

AstraZeneca PLC (United Kingdom)	453	28,307

Bayer AG (Germany)	246	33,389

C.R. Bard, Inc.	108	20,929

Cardinal Health, Inc.	293	24,105

Centene Corp. †	244	15,060

Charles River Laboratories International, Inc. †	63	4,340

Gilead Sciences, Inc.	608	63,883

GlaxoSmithKline PLC (United Kingdom)	1,265	25,915

Hologic, Inc. †	84	3,260

Medipal Holdings Corp. (Japan)	1,900	32,927

Merck & Co., Inc.	642	34,572

Merck KGaA (Germany)	116	11,079

Novartis AG (Switzerland)	360	35,188

Novo Nordisk A/S Class B (Denmark)	498	27,532

Otsuka Holdings Company, Ltd. (Japan)	100	3,411

Pfizer, Inc.	2,207	71,110

Ramsay Health Care, Ltd. (Australia)	293	13,024

Roche Holding AG-Genusschein (Switzerland)	151	40,963

Sanofi (France)	555	54,576

Shionogi & Co., Ltd. (Japan)	500	19,631

Shire PLC (United Kingdom)	149	11,510

Suzuken Co., Ltd. (Japan)	600	20,638

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	239	15,394

United Therapeutics Corp. †	81	12,200

Ventas, Inc. R	1,050	57,771

Zoetis, Inc.	426	19,115

864,332
Insurance (0.9%)
Ageas (Belgium)	489	19,944

AIA Group, Ltd. (Hong Kong)	600	3,317

Allianz SE (Germany)	163	26,020

Allied World Assurance Co. Holdings AG	98	3,914

Allstate Corp. (The)	409	23,837

American Financial Group, Inc.	36	2,486

American International Group, Inc.	31	1,871

Aspen Insurance Holdings, Ltd.	54	2,479

28 Retirement Income Fund Lifestyle 3

COMMON STOCKS (27.5%)* cont.	Shares	Value

Insurance cont.
AXA SA (France)	578	$14,560

CNP Assurances (France)	1,321	20,342

Genworth Financial, Inc. Class A †	1,090	5,646

Legal & General Group PLC (United Kingdom)	4,669	17,937

Muenchener Rueckversicherungs-Gesellschaft
AG in Muenchen (Germany)	52	9,561

NN Group NV (Netherlands)	379	11,560

Prudential Financial, Inc.	490	39,543

Reinsurance Group of America, Inc.	40	3,635

Swiss Life Holding AG (Switzerland)	58	13,559

Swiss Re AG (Switzerland)	419	35,874

Validus Holdings, Ltd.	61	2,701

Voya Financial, Inc.	235	10,124

268,910
Investment banking/Brokerage (0.1%)
Deutsche Bank AG (Germany)	377	11,121

Investor AB Class B (Sweden)	542	19,413

30,534
Real estate (8.6%)
Alexandria Real Estate Equities, Inc. R	823	70,770

American Capital Agency Corp. R	504	9,642

Annaly Capital Management, Inc. R	1,180	11,871

Apartment Investment & Management Co. Class A R	1,441	51,919

AvalonBay Communities, Inc. R	800	132,048

Boston Properties, Inc. R	1,005	113,947

Brixmor Property Group, Inc. R	2,432	55,498

Camden Property Trust R	878	63,242

Care Capital Properties, Inc. † R	263	8,345

CBRE Group, Inc. Class A †	989	31,668

Chimera Investment Corp. R	182	2,550

Corporate Office Properties Trust R	1,942	40,840

DDR Corp. R	247	3,777

Dexus Property Group (Australia) R	2,292	12,021

DiamondRock Hospitality Co. R	3,981	46,817

Digital Realty Trust, Inc. R	215	13,614

Duke Realty Corp. R	3,106	56,094

DuPont Fabros Technology, Inc. R	2,423	64,767

Equity Lifestyle Properties, Inc. R	40	2,230

Equity Residential Trust R	1,991	141,859

Essex Property Trust, Inc. R	167	35,842

Extra Space Storage, Inc. R	103	7,568

Federal Realty Investment Trust R	129	16,651

General Growth Properties R	5,116	129,844

HCP, Inc. R	1,762	65,300

Health Care REIT, Inc. R	1,274	80,708

Healthcare Realty Trust, Inc. R	1,784	40,854

Highwoods Properties, Inc. R	1,403	53,230

Jones Lang LaSalle, Inc.	88	13,101

Kerry Properties, Ltd. (Hong Kong)	3,500	10,477

Retirement Income Fund Lifestyle 3 29

COMMON STOCKS (27.5%)* cont.	Shares	Value

Real estate cont.
Kimco Realty Corp. R	3,469	$79,960

Liberty Property Trust R	1,517	46,633

Macerich Co. (The) R	337	25,673

Medical Properties Trust, Inc. R	4,715	55,024

MFA Financial, Inc. R	521	3,704

Mid-America Apartment Communities, Inc. R	57	4,480

National Health Investors, Inc. R	697	38,405

New World Development Co., Ltd. (Hong Kong)	12,000	12,201

Nomura Real Estate Holdings, Inc. (Japan)	200	3,758

Post Properties, Inc. R	784	43,402

Prologis, Inc. R	3,145	119,510

Public Storage R	803	161,620

Realty Income Corp. R	557	24,892

Regency Centers Corp. R	61	3,618

Scentre Group (Australia) R	2,886	7,825

Simon Property Group, Inc. R	1,629	292,112

SL Green Realty Corp. R	240	24,842

Spirit Realty Capital, Inc. R	1,600	15,360

Sunstone Hotel Investors, Inc. R	3,725	51,517

Taubman Centers, Inc. R	788	54,364

Two Harbors Investment Corp. R	1,119	10,586

UDR, Inc. R	387	12,500

VEREIT, Inc. R	1,627	13,244

Vornado Realty Trust R	527	45,949

Washington Real Estate Investment Trust R	1,370	33,702

Weingarten Realty Investors R	1,706	53,978

Wheelock and Co., Ltd. (Hong Kong)	5,000	22,677

WP Carey, Inc. R	80	4,598

2,653,228
Technology (2.4%)
Agilent Technologies, Inc.	453	16,448

Amdocs, Ltd.	259	14,817

Analog Devices, Inc.	256	14,300

Apple, Inc.	1,246	140,499

AtoS (France)	55	4,158

Computer Sciences Corp.	377	23,370

Dun & Bradstreet Corp. (The)	13	1,378

eBay, Inc. †	1,814	49,178

EMC Corp.	941	23,403

Fortinet, Inc. †	33	1,391

Fujitsu, Ltd. (Japan)	2,000	9,933

Genpact, Ltd. †	68	1,564

Google, Inc. Class A †	112	72,556

GungHo Online Entertainment, Inc. (Japan)	5,300	15,957

Hoya Corp. (Japan)	800	31,341

Ibiden Co., Ltd. (Japan)	400	5,658

Infineon Technologies AG (Germany)	1,500	16,417

30 Retirement Income Fund Lifestyle 3

COMMON STOCKS (27.5%)* cont.	Shares	Value

Technology cont.
Intuit, Inc.	252	$21,609

Iron Mountain, Inc. R	1,767	50,077

L-3 Communications Holdings, Inc.	233	24,575

Leidos Holdings, Inc.	288	12,119

Marvell Technology Group, Ltd.	931	10,492

Maxim Integrated Products, Inc.	424	14,276

Microsoft Corp.	204	8,878

Mixi, Inc. (Japan)	100	3,440

Murata Manufacturing Co., Ltd. (Japan)	100	14,476

Nexon Co., Ltd. (Japan)	1,400	19,516

NTT Data Corp. (Japan)	200	9,634

Oracle Corp.	1,463	54,263

Otsuka Corp. (Japan)	100	5,279

SAP AG (Germany)	81	5,452

SolarWinds, Inc. †	243	9,659

Symantec Corp.	863	17,683

Teradyne, Inc.	530	9,561

Xerox Corp.	1,886	19,181

752,538
Transportation (0.8%)
ANA Holdings, Inc. (Japan)	9,000	26,421

AP Moeller — Maersk A/S (Denmark)	15	25,453

ComfortDelgro Corp., Ltd. (Singapore)	7,900	15,732

Delta Air Lines, Inc.	895	39,183

Deutsche Post AG (Germany)	430	11,849

International Consolidated Airlines Group SA (Spain) †	1,626	13,485

Qantas Airways, Ltd. (Australia) †	2,895	6,922

Royal Mail PLC (United Kingdom)	2,050	14,508

Ryanair Holdings PLC ADR (Ireland)	400	29,180

United Parcel Service, Inc. Class B	428	41,794

Yangzijiang Shipbuilding Holdings, Ltd. (China)	32,600	25,414

249,941
Utilities and power (0.6%)
AES Corp.	463	5,556

AGL Resources, Inc.	74	4,513

American Electric Power Co., Inc.	601	32,628

Centrica PLC (United Kingdom)	3,023	11,176

E.ON SE (Germany)	478	5,418

Enel SpA (Italy)	3,642	16,326

ENI SpA (Italy)	1,213	19,819

Entergy Corp.	558	36,454

Iberdrola SA (Spain)	2,555	17,335

RWE AG (Germany)	811	12,184

Tokyo Electric Power Co., Inc. (Japan) †	2,400	16,431

UGI Corp.	480	16,335

		194,175

Total common stocks (cost $8,658,492)		$8,477,751

Retirement Income Fund Lifestyle 3	31

INVESTMENT COMPANIES (11.7%)*	Shares	Value

iShares MSCI EAFE ETF	1,043	$62,549

Putnam Absolute Return 700 Fund Class Y Ω	260,699	3,209,207

SPDR S&P 500 ETF Trust	959	189,566

SPDR S&P MidCap 400 ETF Trust	99	25,542

Vanguard REIT ETF	1,540	114,006

Total investment companies (cost $3,685,295)		$3,600,870

CORPORATE BONDS AND NOTES (9.0%)*	Principal amount	Value

Basic materials (0.5%)
Agrium, Inc. sr. unsec. notes 3 3/8s, 2025 (Canada)	$5,000	$4,712

Agrium, Inc. sr. unsec. unsub. 5 1/4s, 2045 (Canada)	2,000	1,973

ArcelorMittal SA sr. unsec. bonds 10.6s, 2019 (France)	15,000	17,475

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	5,000	5,238

CF Industries, Inc. company guaranty sr. unsec. notes
5 3/8s, 2044	2,000	1,923

CF Industries, Inc. company guaranty sr. unsec. notes
5.15s, 2034	3,000	2,886

Eastman Chemical Co. sr. unsec. unsub. notes 3.8s, 2025	2,000	1,961

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7s, 2021 (Canada)	35,000	25,113

Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 4 5/8s, 2024	3,000	2,704

Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 4s, 2025	10,000	8,398

Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 2 7/8s, 2020	2,000	1,846

HudBay Minerals, Inc. company guaranty sr. unsec. notes
9 1/2s, 2020 (Canada)	15,000	13,500

Huntsman International, LLC company guaranty sr. unsec.
unsub. notes 4 7/8s, 2020	30,000	29,400

LyondellBasell Industries NV sr. unsec. unsub. notes
4 5/8s, 2055	5,000	4,304

NOVA Chemicals Corp. 144A sr. unsec. notes 5s, 2025 (Canada)	2,000	2,000

Rockwood Specialties Group, Inc. company guaranty sr. unsec.
notes 4 5/8s, 2020	9,000	9,315

SBA Communications Corp. sr. sub. unsec. notes 4 7/8s, 2022	15,000	14,869

Westvaco Corp. company guaranty sr. unsec. unsub.
notes 8.2s, 2030	5,000	6,781

Westvaco Corp. company guaranty sr. unsec. unsub. notes
7.95s, 2031	5,000	6,467

Capital goods (0.5%)		160,865
ADS Waste Holdings, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020	35,000	36,225

Amstead Industries, Inc. 144A company guaranty sr. unsec.
notes 5s, 2022	25,000	25,000

ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes
6 1/2s, 2023 (Canada)	25,000	25,063

Delphi Corp. company guaranty sr. unsec. unsub. notes 5s, 2023	5,000	5,200

KLX, Inc. 144A company guaranty sr. unsec. unsub. notes
5 7/8s, 2022	20,000	19,600

32 Retirement Income Fund Lifestyle 3

CORPORATE BONDS AND NOTES (9.0%)* cont.	Principal amount	Value

Capital goods cont.
Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)	$10,000	$13,418

TransDigm, Inc. company guaranty sr. unsec. sub. notes
6 1/2s, 2024	30,000	29,325

Communication services (1.6%)		153,831
American Tower Corp. sr. unsec. notes 4s, 2025 R	10,000	9,711

AT&T, Inc. sr. unsec. notes 4 3/4s, 2046	2,000	1,823

AT&T, Inc. sr. unsec. unsub. notes 3.4s, 2025	3,000	2,859

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5 1/4s, 2022	35,000	35,306

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. bonds 5 1/8s, 2023	30,000	30,000

CCO Safari II, LLC 144A company guaranty sr. notes 6.484s, 2045	3,000	3,052

CCO Safari II, LLC 144A company guaranty sr. notes 4.908s, 2025	2,000	1,981

Comcast Cable Communications Holdings, Inc. company
guaranty sr. unsec. notes 9.455s, 2022	5,000	6,880

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.95s, 2037	5,000	6,529

Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023 R	25,000	26,156

Crown Castle International Corp. sr. unsec. unsub. notes
4 7/8s, 2022 R	5,000	5,131

Crown Castle Towers, LLC 144A company guaranty sr. notes
4.883s, 2020	5,000	5,368

CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021	35,000	36,575

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5 7/8s, 2024	10,000	9,113

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
7 3/4s, 2021 (Luxembourg)	35,000	26,224

Koninklijke KPN NV sr. unsec. unsub. bonds 8 3/8s,
2030 (Netherlands)	5,000	6,491

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 6 1/8s, 2021	25,000	26,188

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 5 3/8s, 2022	10,000	10,035

Qwest Corp. sr. unsec. notes 6 3/4s, 2021	2,000	2,170

SBA Tower Trust 144A company guaranty sr. notes 5.101s, 2017	10,000	10,550

Sprint Capital Corp. company guaranty 6 7/8s, 2028	40,000	34,400

Sprint Corp. company guaranty sr. unsec. notes 7 7/8s, 2023	20,000	19,225

Sprint Corp. company guaranty sr. unsec. notes 7 1/4s, 2021	70,000	68,075

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 1/8s, 2022	40,000	41,200

Telefonica Emisiones SAU company guaranty sr. unsec. notes
5.462s, 2021 (Spain)	5,000	5,591

Verizon Communications, Inc. sr. unsec. unsub. notes 5.9s,
2054 (units)	200	5,220

Verizon Communications, Inc. sr. unsec. unsub. notes
4.522s, 2048	19,000	16,962

Verizon Communications, Inc. sr. unsec. unsub. notes 4.4s, 2034	5,000	4,611

West Corp. 144A company guaranty sr. unsec. notes
5 3/8s, 2022	25,000	23,625

		481,051

Retirement Income Fund Lifestyle 3 33

CORPORATE BONDS AND NOTES (9.0%)* cont.	Principal amount	Value

Consumer cyclicals (1.7%)
21st Century Fox America, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2045	$5,000	$6,797

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2020	7,000	7,639

Bed Bath & Beyond, Inc. sr. unsec. notes 5.165s, 2044	5,000	4,807

Bon-Ton Department Stores, Inc. (The) company guaranty notes
10 5/8s, 2017	4,000	3,940

CBS Corp. company guaranty sr. unsec. debs. 7 7/8s, 2030	5,000	6,414

Dana Holding Corp. sr. unsec. unsub. notes 6s, 2023	35,000	35,263

Ford Motor Co. sr. unsec. unsub. notes 7.45s, 2031	5,000	6,303

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	5,000	6,316

General Motors Co. sr. unsec. unsub. notes 6 1/4s, 2043	5,000	5,355

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. Notes 3.45s, 2022	10,000	9,510

Host Hotels & Resorts LP sr. unsec. unsub. notes 5 1/4s, 2022 R	5,000	5,354

Howard Hughes Corp. (The) 144A sr. unsec. notes 6 7/8s, 2021	25,000	26,063

iHeartCommunications, Inc. company guaranty sr.
notes 9s, 2021	55,000	48,744

INVISTA Finance, LLC 144A company guaranty sr. notes
4 1/4s, 2019	3,000	2,970

Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5 7/8s, 2021	10,000	10,300

JC Penney Corp, Inc. company guaranty sr. unsec. unsub. notes
5.65s, 2020	35,000	32,025

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 6.9s, 2029	3,000	3,610

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
6.65s, 2024	1,000	1,167

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. unsub.
notes 7s, 2028	3,000	3,640

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. unsub.
notes 2 7/8s, 2023	3,000	2,783

McGraw Hill Financial, Inc. 144A company guaranty sr. unsec.
notes 4.4s, 2026	5,000	4,973

MGM Resorts International company guaranty sr. unsec. notes
5 1/4s, 2020	45,000	45,225

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec.
notes 8 3/4s, 2021 ‡‡	35,000	37,450

Nordstrom, Inc. sr. unsec. notes 5s, 2044	2,000	2,107

Nordstrom, Inc. sr. unsec. unsub. notes 6.95s, 2028	5,000	6,290

Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A
sr. unsec. notes 5 5/8s, 2024	30,000	30,900

Owens Corning company guaranty sr. unsec. notes 9s, 2019	5,000	5,929

Priceline Group, Inc. (The) sr. unsec. unsub. notes 3.65s, 2025	4,000	3,865

QVC, Inc. company guaranty sr. notes 4.85s, 2024	2,000	1,918

QVC, Inc. company guaranty sr. unsub. notes 4.45s, 2025	2,000	1,892

Regal Entertainment Group sr. unsec. notes 5 3/4s, 2022	35,000	35,219

Scientific Games International, Inc. company guaranty sr. unsec.
notes 10s, 2022	60,000	55,050

Sirius XM Radio, Inc. 144A sr. unsec. bonds 5 7/8s, 2020	15,000	15,600

34 Retirement Income Fund Lifestyle 3

CORPORATE BONDS AND NOTES (9.0%)* cont.	Principal amount	Value

Consumer cyclicals cont.
TEGNA, Inc. 144A company guaranty sr. unsec. notes
4 7/8s, 2021	$2,000	$1,975

Tiffany & Co. sr. unsec. unsub. notes 4.9s, 2044	5,000	4,789

Time Warner, Inc. company guaranty sr. unsec. bonds 7.7s, 2032	5,000	6,483

Tribune Media Co. 144A company guaranty sr. unsec. notes
5 7/8s, 2022	15,000	15,113

Vulcan Materials Co. sr. unsec. unsub. notes 4 1/2s, 2025	2,000	1,990

Consumer staples (0.6%)		505,768
Altria Group, Inc. company guaranty sr. unsec. notes 9 1/4s, 2019	2,000	2,478

Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.85s, 2022	5,000	4,804

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 8.2s, 2039	10,000	15,058

BlueLine Rental Finance Corp. 144A sr. notes 7s, 2019	40,000	37,800

ConAgra Foods, Inc. sr. unsec. notes 7s, 2019	5,000	5,713

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016	5,000	5,238

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2022	10,000	11,025

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 3 7/8s, 2019	2,000	2,053

Corrections Corp. of America company guaranty sr. unsec. notes
4 5/8s, 2023 R	2,000	1,960

CVS Health Corp. sr. unsec. unsub. notes 5 1/8s, 2045	5,000	5,344

CVS Pass-Through Trust sr. notes 6.036s, 2028	3,749	4,234

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
bonds 4 1/2s, 2045	5,000	4,588

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
notes 7s, 2037	10,000	12,262

Kraft Foods Group, Inc. sr. unsec. notes Ser. 144A, 6 7/8s, 2039	5,000	6,122

Kroger Co. (The) company guaranty sr. unsec. notes 6.9s, 2038	2,000	2,515

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	15,000	17,081

Tyson Foods, Inc. company guaranty sr. unsec. bonds
4 7/8s, 2034	2,000	1,999

Tyson Foods, Inc. company guaranty sr. unsec. unsub. bonds
5.15s, 2044	3,000	3,076

United Rentals North America, Inc. company guaranty sr. unsec.
notes 7 5/8s, 2022	35,000	37,713

Walgreens Boots Alliance, Inc. company guaranty sr. unsec.
unsub. notes 3.3s, 2021	5,000	4,952

Energy (0.6%)		186,015
Antero Resources Corp. company guaranty sr. unsec. notes
5 1/8s, 2022	35,000	31,682

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 4 1/2s, 2020 (United Kingdom)	5,000	5,446

California Resources Corp. company guaranty sr. unsec.
notes 6s, 2024	25,000	18,538

California Resources Corp. company guaranty sr. unsec.
notes 5s, 2020	2,000	1,575

Retirement Income Fund Lifestyle 3 35

CORPORATE BONDS AND NOTES (9.0%)* cont.	Principal amount	Value

Energy cont.
Chesapeake Energy Corp. company guaranty sr. unsec. notes
5 3/4s, 2023	$25,000	$18,638

DCP Midstream Operating LP company guaranty sr. unsec.
notes 2.7s, 2019	5,000	4,398

EQT Midstream Partners LP company guaranty sr. unsec.
notes 4s, 2024	2,000	1,817

Exterran Partners LP/EXLP Finance Corp. company guaranty sr.
unsec. notes 6s, 2022	25,000	19,875

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. notes 6 3/4s, 2022	3,000	2,730

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. unsub. notes 6 7/8s, 2023	2,000	1,795

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2031	5,000	6,229

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	35,000	34,388

Petrobras Global Finance BV company guaranty sr. unsec. notes
3 7/8s, 2016 (Brazil)	5,000	4,997

Shelf Drilling Holdings, Ltd. 144A sr. notes 8 5/8s, 2018	15,000	11,550

Spectra Energy Capital, LLC company guaranty sr. unsec. unsub.
notes 6.2s, 2018	5,000	5,470

Weatherford International, Ltd./Bermuda company guaranty sr.
unsec. notes 9 7/8s, 2039 (Bermuda)	10,000	10,807

Williams Cos., Inc. (The) notes 8 3/4s, 2032	7,000	8,066

Williams Cos., Inc. (The) notes 7 3/4s, 2031	2,000	2,108

Williams Cos., Inc. (The) sr. unsec. notes 4.55s, 2024	5,000	4,430

Financials (1.5%)		194,539
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020	40,000	46,400

American Express Co. jr. unsec. sub. FRN Ser. C, 4.9s,
perpetual maturity	5,000	4,837

American International Group, Inc. jr. sub. FRB 8.175s, 2058	5,000	6,600

ARC Properties Operating Partnership LP/Clark Acquisition, LLC
company guaranty sr. unsec. unsub. notes 4.6s, 2024 R	3,000	2,865

Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.1s,
perpetual maturity	14,000	13,720

Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6 1/2s,
perpetual maturity	10,000	10,300

Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes
7 1/4s, 2018	15,000	16,792

Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R	5,000	5,403

Cantor Fitzgerald LP 144A unsec. notes 6 1/2s, 2022	5,000	5,209

CBL & Associates LP company guaranty sr. unsec. unsub. notes
5 1/4s, 2023 R	5,000	5,181

CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2026	10,000	9,872

CIT Group, Inc. sr. unsec. notes 5s, 2022	55,000	55,894

Citigroup, Inc. jr. unsec. sub. FRB Ser. B, 5.9s, perpetual maturity	2,000	1,965

Citigroup, Inc. jr. unsec. sub. FRB Ser. P, 5.95s,
perpetual maturity	4,000	3,825

Citigroup, Inc. sr. unsec. notes 8 1/2s, 2019	2,000	2,415

36 Retirement Income Fund Lifestyle 3

CORPORATE BONDS AND NOTES (9.0%)* cont.	Principal amount	Value

Financials cont.
DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	$2,000	$2,433

Duke Realty LP sr. unsec. unsub. notes 3 7/8s, 2021 R	5,000	5,144

Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4 7/8s, 2024	2,000	1,960

General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032	5,000	6,557

Genworth Holdings, Inc. company guaranty jr. unsec. sub. FRB
6.15s, 2066	3,000	1,513

Hartford Financial Services Group, Inc. (The) jr. unsec. sub. FRB
8 1/8s, 2038	5,000	5,569

Healthcare Realty Trust, Inc. sr. unsec. unsub. notes
3 7/8s, 2025 R	5,000	4,795

HSBC Capital Funding LP 144A company guaranty jr. unsec.
sub. FRB 10.176s, perpetual maturity (United Kingdom)	8,000	12,000

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6s, 2020	40,000	41,394

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	5,000	5,381

KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6 3/8s, 2020	5,000	5,890

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037	2,000	2,330

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. FRN 7s, 2037	5,000	4,813

Liberty Property LP sr. unsec. unsub. notes 3 3/8s, 2023 R	5,000	4,817

Lloyds Banking Group PLC 144A jr. unsec. sub. FRN 6.657s,
perpetual maturity (United Kingdom)	10,000	11,200

Massachusetts Mutual Life Insurance Co. 144A notes
8 7/8s, 2039	5,000	7,493

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 7/8s, 2021 R	5,000	5,250

Neuberger Berman Group, LLC/Neuberger Berman Finance
Corp. 144A sr. unsec. notes 5 7/8s, 2022	2,000	2,110

OneMain Financial Holdings, Inc. 144A company guaranty sr.
unsec. unsub. notes 7 1/4s, 2021	35,000	36,225

PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021	15,000	13,800

Progressive Corp. (The) jr. unsec. sub. FRN 6.7s, 2037	2,000	2,030

Royal Bank of Scotland PLC (The) unsec. sub. FRN Ser. REGS,
9 1/2s, 2022 (United Kingdom)	5,000	5,484

Select Income REIT sr. unsec. unsub. notes 3.6s, 2020 R	5,000	5,051

Select Income REIT sr. unsec. unsub. notes 2.85s, 2018 R	5,000	5,016

Springleaf Finance Corp. sr. unsec. unsub. notes 6s, 2020	30,000	30,450

State Street Capital Trust IV company guaranty jr. unsec. sub.
FRB 1.286s, 2037	15,000	12,788

Teachers Insurance & Annuity Association of America 144A
unsec. sub. FRN 4 3/8s, 2054	2,000	2,040

USI, Inc./NY 144A sr. unsec. notes 7 3/4s, 2021	10,000	9,700

Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5 7/8s,
perpetual maturity	10,000	10,238

Willis Group Holdings PLC company guaranty sr. unsec. unsub.
notes 5 3/4s, 2021	10,000	11,074

WP Carey, Inc. sr. unsec. unsub. notes 4.6s, 2024 R	5,000	5,031

		470,854

Retirement Income Fund Lifestyle 3	37

CORPORATE BONDS AND NOTES (9.0%)* cont.	Principal amount	Value

Health care (0.7%)
AbbVie, Inc. sr. unsec. notes 3.6s, 2025	$2,000	$1,969

Actavis Funding SCS company guaranty sr. unsec. unsub. notes
4 3/4s, 2045 (Luxembourg)	3,000	2,736

DPx Holdings BV 144A sr. unsec. notes 7 1/2s,
2022 (Netherlands)	35,000	36,488

Endo Finance, LLC 144A company guaranty sr. unsec. notes
5 3/4s, 2022	55,000	56,238

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2019	2,000	2,160

HCA, Inc. company guaranty sr. notes 5s, 2024	5,000	5,119

HCA, Inc. company guaranty sr. notes 3 3/4s, 2019	45,000	45,450

Medtronic, Inc. company guaranty sr. unsec. sub. notes
4 3/8s, 2035	3,000	2,980

Medtronic, Inc. company guaranty sr. unsec. sub. notes
3 1/2s, 2025	2,000	1,992

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4.95s, 2024 R	2,000	2,060

Omega Healthcare Investors, Inc. 144A company guaranty sr.
unsec. notes 4 1/2s, 2027 R	5,000	4,800

Omnicare, Inc. sr. unsec. notes 4 3/4s, 2022	12,000	12,780

Service Corporation International sr. unsec. unsub. notes
6 3/4s, 2016	25,000	25,853

Service Corporation International sr. unsec. unsub. notes
5 3/8s, 2024	20,000	20,800

Technology (0.4%)		221,425
Apple, Inc. sr. unsec. unsub. notes 4 3/8s, 2045	3,000	2,974

CommScope Technologies Finance, LLC 144A sr. unsec.
notes 6s, 2025	20,000	19,450

First Data Corp. 144A company guaranty notes 8 1/4s, 2021	45,000	47,363

Micron Technology, Inc. 144A sr. unsec. notes 5 1/4s, 2023	35,000	32,638

Oracle Corp. sr. unsec. unsub. notes 4 1/8s, 2045	2,000	1,888

Plantronics, Inc. 144A company guaranty sr. unsec. notes
5 1/2s, 2023	15,000	15,075

Transportation (0.1%)		119,388
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6 3/8s, 2023	35,000	32,900

Aviation Capital Group Corp. 144A sr. unsec. unsub. notes
7 1/8s, 2020	5,000	5,856

Utilities and power (0.8%)		38,756
AES Corp./Virginia (The) sr. unsec. notes 8s, 2020	15,000	17,335

CMS Energy Corp. sr. unsec. notes 8 3/4s, 2019	5,000	6,135

Colorado Interstate Gas Co., LLC sr. unsec. debs. 6.85s, 2037	100,000	100,035

El Paso Natural Gas Co., LLC sr. unsec. unsub. bonds
8 3/8s, 2032	5,000	5,775

Electricite de France (EDF) 144A sr. unsec. notes 6.95s,
2039 (France)	5,000	6,590

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. unsub. notes 7 3/4s, 2022	40,000	36,800

FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023	6,000	6,017

38 Retirement Income Fund Lifestyle 3

CORPORATE BONDS AND NOTES (9.0%)* cont.	Principal amount	Value

Utilities and power cont.
Iberdrola International BV company guaranty sr. unsec. unsub.
notes 6 3/4s, 2036 (Spain)	$5,000	$6,216

Kinder Morgan Energy Partners LP sr. unsec. unsub.
notes 5.4s, 2044	1,000	834

Kinder Morgan, Inc./DE sr. notes Ser. GMTN, 7 3/4s, 2032	5,000	5,376

PPL WEM, Ltd. 144A sr. unsec. notes 5 3/8s, 2021
(United Kingdom)	15,000	16,648

Puget Sound Energy, Inc. jr. sub. FRN Ser. A, 6.974s, 2067	7,000	6,125

Texas-New Mexico Power Co. 144A 1st mtge. bonds Ser. A,
9 1/2s, 2019	5,000	6,131

TransCanada PipeLines, Ltd. jr. unsec. sub. FRN 6.35s,
2067 (Canada)	10,000	8,400

WEC Energy Group jr. unsec. sub. FRN 6 1/4s, 2067	5,000	4,331

Westar Energy, Inc. sr. mtge. bonds 8 5/8s, 2018	15,000	18,026

		250,774

Total corporate bonds and notes (cost $2,858,586)		$2,783,266

CONVERTIBLE BONDS AND NOTES (8.7%)*	Principal amount	Value

Basic materials (0.1%)
Cemex SAB de CV cv. unsec. sub. notes 3 3/4s, 2018 (Mexico)	$16,000	$17,310

Capital goods (0.3%)		17,310
General Cable Corp. cv. unsec. sub. notes stepped-coupon
4 1/2s (2 1/4s, 11/15/19) 2029 ††	44,000	31,185

Trinity Industries, Inc. cv. unsec. sub. notes 3 7/8s, 2036	31,000	39,680

WESCO International, Inc. cv. company guaranty sr. unsec.
notes 6s, 2029	8,000	15,765

Communication services (0.2%)		86,630
Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
cv. company guaranty sr. unsec. notes 8 1/4s, 2040	6,000	6,360

Novatel Wireless, Inc. 144A cv. sr. unsec. unsub. notes
5 1/2s, 2020	22,000	19,676

Powerwave Technologies, Inc. cv. unsec. sub. notes 3 7/8s, 2027
(In default) † F	38,000	4

TeleCommunication Systems, Inc. cv. sr. unsec. notes
7 3/4s, 2018	34,000	33,171

Consumer cyclicals (1.8%)		59,211
Callaway Golf Co. cv. sr. unsec. bonds 3 3/4s, 2019	14,000	16,616

Carriage Services, Inc. cv. unsec. sub. bonds 2 3/4s, 2021	19,000	21,933

CBIZ, Inc. 144A cv. sr. sub. notes 4 7/8s, 2015	12,000	15,818

Host Hotels & Resorts LP 144A cv. company guaranty sr. unsec.
notes 2 1/2s, 2029 R	16,000	22,302

Jarden Corp. company guaranty cv. sr. unsec. bonds
1 1/8s, 2034	44,000	50,958

Lennar Corp. 144A cv. sr. notes 2 3/4s, 2020	18,000	41,243

Liberty Interactive, LLC cv. sr. unsec. unsub. bonds 0 3/4s, 2043	44,000	68,283

Liberty Interactive, LLC cv. sr. unsec. unsub. notes 3 1/2s, 2031	50,000	25,563

Macquarie Infrastructure Corp. cv. sr. unsec. sub. notes
2 7/8s, 2019	43,000	49,477

Retirement Income Fund Lifestyle 3 39

CONVERTIBLE BONDS AND NOTES (8.7%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Navistar International Corp. cv. sr. unsec. sub. bonds
4 3/4s, 2019	$32,000	$23,940

Priceline Group, Inc. (The) cv. sr. unsec. unsub. notes 1s, 2018	31,000	43,633

Ryland Group, Inc. (The) cv. company guaranty sr. unsec. unsub.
notes 1 5/8s, 2018	27,000	38,745

Standard Pacific Corp. cv. company guaranty sr. unsec. unsub.
notes 1 1/4s, 2032	20,000	23,638

Tesla Motors, Inc. cv. sr. unsec. notes 1 1/4s, 2021	109,000	102,460

TiVo, Inc. 144A cv. sr. unsec. notes 2s, 2021	30,000	26,569

Consumer staples (0.1%)		571,178
Vector Group, Ltd. cv. sr. unsec. FRN 2 1/2s, 2019	30,000	44,370

Energy (0.8%)		44,370
Chesapeake Energy Corp. cv. company guaranty sr. unsec.
notes 2 1/4s, 2038	159,000	117,660

Cobalt International Energy, Inc. cv. sr. unsec. unsub. notes
2 5/8s, 2019	51,000	36,656

Energy XXI, Ltd. cv. sr. unsec. bonds 3s, 2018 (acquired various
dates from 11/19/13 to 1/24/14, cost $13,899) ΔΔ	14,000	1,470

Goodrich Petroleum Corp. cv. company guaranty sr. unsec.
unsub. notes 5s, 2032	13,000	2,600

Hornbeck Offshore Services, Inc. cv. company guaranty sr.
unsec. notes 1 1/2s, 2019	13,000	10,433

SEACOR Holdings, Inc. cv. sr. unsec. bonds 3s, 2028	31,000	24,955

Stone Energy Corp. cv. company guaranty sr. unsec. notes
1 3/4s, 2017	50,000	40,938

SunEdison, Inc. 144A cv. sr. unsec. notes 2 5/8s, 2023	9,000	5,344

Trico Marine Services, Inc. cv. sr. unsec. debs. 3s, 2027
(In default) † F	15,000	413

Financials (1.1%)		240,469
Ares Capital Corp. cv. sr. unsec. notes 5 3/4s, 2016	25,000	25,250

Blackstone Mortgage Trust, Inc. cv. sr. unsec. unsub. notes
5 1/4s, 2018 R	24,000	25,335

Cowen Group, Inc. cv. sr. unsec. unsub. notes 3s, 2019	17,000	19,624

Fidelity National Financial, Inc. cv. sr. unsec. unsub. notes
4 1/4s, 2018	13,000	25,911

Forest City Enterprises, Inc. cv. sr. unsec. notes 4 1/4s, 2018	38,000	44,033

Hercules Technology Growth Capital, Inc. cv. sr. unsec.
notes 6s, 2016	16,000	16,270

iStar, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	10,000	11,406

Prospect Capital Corp. cv. sr. unsec. bonds 5 7/8s, 2019	36,000	35,010

Radian Group, Inc. cv. sr. unsec. unsub. notes 3s, 2017	27,000	43,335

Starwood Property Trust, Inc. cv. sr. unsec. unsub.
notes 4s, 2019 R	30,000	31,388

TCP Capital Corp. cv. sr. unsec. bonds 5 1/4s, 2019 (acquired
various dates from 6/11/14 to 6/8/15, cost $47,121) ΔΔ	47,000	47,969

Walter Investment Management Corp. cv. sr. unsec. sub. notes
4 1/2s, 2019	10,000	7,275

		332,806

40 Retirement Income Fund Lifestyle 3

CONVERTIBLE BONDS AND NOTES (8.7%)* cont.	Principal amount	Value

Health care (1.4%)
Accuray, Inc. cv. sr. unsec. notes 3 3/4s, 2016	$32,000	$32,960

Aegerion Pharmaceuticals, Inc. cv. sr. unsec. bonds 2s, 2019	47,000	38,423

AMAG Pharmaceuticals, Inc. cv. sr. unsec. unsub. notes
2 1/2s, 2019	12,000	28,433

Brookdale Senior Living, Inc. cv. sr. unsec. unsub. notes
2 3/4s, 2018	36,000	40,838

China Medical Technologies, Inc. cv. sr. unsec. bonds Ser. CMT,
4s, 2016 (China) (In default) † F	25,000	2,000

China Medical Technologies, Inc. 144A cv. sr. unsec. notes
6 1/4s, 2016 (China) (In default) † F	14,000	980

Gilead Sciences, Inc. cv. sr. unsec. notes 1 5/8s, 2016	15,000	74,550

HealthSouth Corp. cv. sr. unsec. sub. notes 2s, 2043	36,000	43,853

Hologic, Inc. cv. sr. unsec. unsub. notes stepped-coupon 2s
(0s, 3/1/18) 2042 ††	44,000	58,823

Jazz Investments I, Ltd. cv. company guaranty sr. unsec. sub.
bonds 1 7/8s, 2021 (Ireland)	57,000	64,980

Medidata Solutions, Inc. cv. sr. unsec. notes 1s, 2018	20,000	22,350

Teleflex, Inc. cv. sr. unsec. sub. notes 3 7/8s, 2017	13,000	27,723

Technology (2.6%)		435,913
Avid Technology, Inc. 144A cv. sr. unsec. notes 2s, 2020	16,000	11,530

Brocade Communications Systems, Inc. cv. sr. unsec. notes
1 3/8s, 2020	33,000	32,670

Ciena Corp. cv. sr. unsec. notes 4s, 2020	33,000	44,839

Intel Corp. cv. jr. sub. notes 3 1/4s, 2039	17,000	24,618

j2 Global, Inc. cv. sr. unsec. notes 3 1/4s, 2029	37,000	43,521

Jazz Technologies, Inc. company guaranty cv. sr. unsec.
bonds 8s, 2018	8,000	11,055

Microchip Technology, Inc. 144A cv. sr. unsec. sub. notes Ser. G,
1 5/8s, 2025	45,000	42,188

Micron Technology, Inc. cv. sr. unsec. bonds Ser. E, 1 5/8s, 2033	48,000	76,800

Micron Technology, Inc. cv. sr. unsec. unsub. bonds 3s, 2043	50,000	43,750

Novellus Systems, Inc. cv. company guaranty sr. unsec. notes
2 5/8s, 2041	21,000	45,045

NVIDIA Corp. cv. sr. unsec. bonds 1s, 2018	64,000	78,920

ON Semiconductor Corp. cv. company guaranty sr. unsec. sub.
notes Ser. B, 2 5/8s, 2026	27,000	30,392

Safeguard Scientifics, Inc. cv. sr. unsec. bonds 5 1/4s, 2018	34,000	40,205

Salesforce.com, Inc. cv. sr. unsec. unsub. notes 0 1/4s, 2018	33,000	40,404

SanDisk Corp. cv. sr. unsec. bonds 0 1/2s, 2020	46,000	44,246

SanDisk Corp. cv. sr. unsec. notes 1 1/2s, 2017	22,000	27,404

TTM Technologies, Inc. cv. sr. unsec. notes 1 3/4s, 2020	26,000	23,969

Twitter, Inc. cv. sr. unsec. unsub. notes 1s, 2021	52,000	44,298

Verint Systems, Inc. cv. sr. unsec. notes 1 1/2s, 2021	22,000	23,155

Yahoo!, Inc. cv. sr. unsec. bonds zero %, 2018	61,000	62,487

		791,496

Retirement Income Fund Lifestyle 3	41

CONVERTIBLE BONDS AND NOTES (8.7%)* cont.	Principal amount	Value

Transportation (0.3%)
Atlas Air Worldwide Holdings, Inc. cv. sr. unsec. notes
2 1/4s, 2022	$23,000	$20,226

Echo Global Logistics, Inc. cv. sr. unsec. notes 2 1/2s, 2020	24,000	21,930

Scorpio Tankers, Inc. 144A cv. sr. unsec. notes 2 3/8s, 2019	51,000	52,498

		94,654

Total convertible bonds and notes (cost $2,779,884)		$2,674,037

CONVERTIBLE PREFERRED STOCKS (5.1%)*	Shares	Value

Basic materials (0.3%)
Alcoa, Inc. Ser. 1, $2.688 cv. pfd.	1,300	$45,370

Smurfit-Stone Container Corp. escrow zero % cv. pfd. F	1,775	18

Weyerhaeuser Co. Ser. A, $3.188 cv. pfd. R	961	47,149

Communication services (1.0%)		92,537
American Tower Corp. $5.50 cv. pfd. R	765	77,504

Cincinnati Bell, Inc. Ser. B, $3.378 cum. cv. pfd.	800	39,325

Crown Castle International Corp. Ser. A, $4.50 cv. pfd. R	506	52,821

Frontier Communications Corp. Ser. A, $11.125 cum. cv. pfd. †	484	48,733

Iridium Communications, Inc. Ser. B, 6.75% cv. pfd.	71	20,697

T-Mobile US, Inc. Ser. A, $2.75 cv. pfd.	1,033	71,287

Consumer cyclicals (0.8%)		310,367
FelCor Lodging Trust, Inc. Ser. A, $0.488 cum. cv. pfd. R	1,505	37,978

Fiat Chrysler Automobiles NV Ser. FCAU, $7.875 cv. pfd.
(United Kingdom) †	1,260	156,605

Stanley Black & Decker, Inc. $6.25 cv. pfd.	468	53,235

Consumer staples (0.2%)		247,818
Tyson Foods, Inc. $2.375 cv. pfd.	1,002	51,563

Energy (0.2%)		51,563
Chesapeake Energy Corp. 144A 5.75% cum. cv. pfd.	50	24,500

Chesapeake Energy Corp. 144A 5.75% cv. pfd.	51	23,843

Halcon Resources Corp. Ser. A, 5.75% cv. pfd.	23	4,485

Southwestern Energy Co. Ser. B, $3.125 cv. pfd.	611	23,475

Financials (1.4%)		76,303
Alexandria Real Estate Equities, Inc. Ser. D, $1.75 cv. pfd. R	1,340	36,641

AMG Capital Trust II $2.575 cv. pfd.	1,145	65,408

Banc of California, Inc. $4.00 cv. pfd.	311	18,290

Bank of America Corp. Ser. L, 7.25% cv. pfd.	105	116,156

EPR Properties Ser. C, $1.438 cv. pfd. R	2,069	45,809

Health Care REIT, Inc. Ser. I, $3.25 cv. pfd. R	697	41,580

Maiden Holdings, Ltd. Ser. B, $3.625 cv. pfd. (Bermuda)	644	32,966

Wells Fargo & Co. Ser. L, 7.50% cv. pfd.	51	60,116

Health care (0.7%)		416,966
Alere, Inc. Ser. B, 3.00% cv. pfd.	69	24,478

Allergan PLC Ser. A, 5.50% cv. pfd.	138	141,718

Anthem, Inc. $2.63 cv. pfd.	857	41,864

		208,060

42 Retirement Income Fund Lifestyle 3

CONVERTIBLE PREFERRED STOCKS (5.1%)* cont.	Shares	Value

Utilities and power (0.5%)
Dominion Resources, Inc./VA $3.188 cv. pfd.	906	$45,889

Dynegy, Inc. Ser. A, $5.375 cv. pfd.	212	19,968

El Paso Energy Capital Trust I $2.375 cv. pfd.	965	49,909

Exelon Corp. $3.25 cv. pfd.	1,172	52,529

		168,295

Total convertible preferred stocks (cost $1,610,408)		$1,571,909

U.S. TREASURY OBLIGATIONS (4.0%)*	Principal amount	Value

U.S. Treasury Bonds
3 3/4s, November 15, 2043 Δ §	$60,000	$69,745
2 3/4s, August 15, 2042 §	70,000	67,448

U.S. Treasury Notes
2 3/4s, November 15, 2023 Δ	160,000	168,242
2 3/8s, August 15, 2024 Δ	140,000	142,401
2s, November 30, 2020 Δ	180,000	183,148
1 3/4s, May 31, 2016	130,000	131,354
1 3/8s, September 30, 2018	90,000	90,682
1 1/8s, December 31, 2019	120,000	118,331
1s, August 31, 2016	10,000	10,055
0 3/4s, March 31, 2018 §	190,000	188,903
0 3/4s, December 31, 2017	60,000	59,807

Total U.S. treasury obligations (cost $1,220,327)		$1,230,116

MORTGAGE-BACKED SECURITIES (1.2%)*	Principal amount	Value

Citigroup Commercial Mortgage Trust
FRB Ser. 07-C6, Class A4, 5.9s, 2049	$10,000	$10,587
Ser. 14-GC21, Class AS, 4.026s, 2047	14,000	14,508

COMM Mortgage Pass-Through Certificates FRB Ser. 14-CR14,
Class XA, IO, 1.025s, 2047	377,418	16,361

COMM Mortgage Trust
Ser. 13-LC6, Class AM, 3.282s, 2046	18,000	18,086
FRB Ser. 13-LC13, Class XA, IO, 1.583s, 2046	139,201	8,972
FRB Ser. 14-LC15, Class XA, IO, 1.568s, 2047	170,277	12,740
FRB Ser. 14-CR18, Class XA, IO, 1.45s, 2047	99,065	7,133
FRB Ser. 14-CR16, Class XA, IO, 1.421s, 2047	189,420	13,024
FRB Ser. 14-UBS6, Class XA, IO, 1.227s, 2047	99,481	6,684
FRB Ser. 13-CR13, Class XA, IO, 1.155s, 2023	125,613	6,262

Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 2.139s, 2038	4,272	—

JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 08-C2, Class ASB, 6 1/8s, 2051	3,978	4,121
Ser. 04-LN2, Class A2, 5.115s, 2041	607	607

LB Commercial Mortgage Trust 144A Ser. 98-C4,
Class J, 5.6s, 2035	2,000	2,098

LB-UBS Commercial Mortgage Trust 144A FRB Ser. 05-C2,
Class XCL, IO, 0.195s, 2040	4,483	—

Retirement Income Fund Lifestyle 3 43

MORTGAGE-BACKED SECURITIES (1.2%)* cont.	Principal amount	Value

Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 13-C11, Class AS, 4.562s, 2046	$10,000	$10,650
FRB Ser. 13-C10, Class AS, 4.218s, 2046	20,000	21,031
FRB Ser. 13-C13, Class XA, IO, 1.369s, 2046	196,087	13,116
FRB Ser. 13-C12, Class XA, IO, 1.148s, 2046	319,129	14,540

Morgan Stanley Bank of America Merrill Lynch Trust 144A FRB
Ser. 12-C6, Class XA, IO, 2.247s, 2045	156,238	12,937

Morgan Stanley Capital I Trust Ser. 07-IQ14, Class A2, 5.61s, 2049	6,520	6,529

UBS-Barclays Commercial Mortgage Trust 144A FRB Ser. 12-C2,
Class XA, IO, 1.885s, 2063	431,404	29,613

UBS-Citigroup Commercial Mortgage Trust 144A Ser. 11-C1,
Class AS, 5.154s, 2045	10,000	11,180

Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C25,
Class AJ, 5.898s, 2043	13,000	13,228

Wells Fargo Commercial Mortgage Trust FRB Ser. 13-LC12,
Class AS, 4.435s, 2046	10,000	10,644

WF-RBS Commercial Mortgage Trust
Ser. 13-C18, Class AS, 4.387s, 2046	25,000	26,749
Ser. 13-UBS1, Class AS, 4.306s, 2046	26,000	27,667
Ser. 13-C12, Class AS, 3.56s, 2048	10,000	10,184

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 12-C9, Class XA, IO, 2.344s, 2045	94,374	9,347
FRB Ser. 12-C10, Class XA, IO, 1.92s, 2045	191,497	16,938

Total mortgage-backed securities (cost $360,324)		$355,536

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (0.7%)*	Principal amount	Value

Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9.95s,
2021 (Argentina)	$212,821	$207,500

Total foreign government and agency bonds and notes (cost $202,052)		$207,500

SENIOR LOANS (0.6%)* [c]	Principal amount	Value

Avaya, Inc. bank term loan FRN Ser. B7, 6 1/4s, 2020	$64,808	$55,350

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11s, 2017	66,169	62,640

CPG International, Inc. bank term loan FRN Ser. B, 4 3/4s, 2020	39,898	39,533

Gates Global, LLC/Gates Global Co. bank term loan FRN
4 1/4s, 2021	24,912	23,812

Grifols Worldwide Operations USA, Inc. bank term loan FRN
3.19s, 2021	9,900	9,878

Total senior loans (cost $202,051)		$191,213

MUNICIPAL BONDS AND NOTES (0.1%)*	Principal amount	Value

CA State G.O. Bonds (Build America Bonds), 7 1/2s, 4/1/34	$10,000	$13,949

North TX, Tollway Auth. Rev. Bonds (Build America Bonds),
6.718s, 1/1/49	10,000	13,546

OH State U. Rev. Bonds (Build America Bonds), 4.91s, 6/1/40	5,000	5,823

Total municipal bonds and notes (cost $25,064)		$33,318

44 Retirement Income Fund Lifestyle 3

PREFERRED STOCKS (0.1%)*		Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.		5	$5,056

Citigroup, Inc. Ser. K, $1.719 ARP		600	16,008

GMAC Capital Trust I Ser. 2, $2.031 cum. ARP		275	7,021

Total preferred stocks (cost $28,103)			$28,085

ASSET-BACKED SECURITIES (0.1%)*		Principal amount	Value

Station Place Securitization Trust FRB Ser. 15-2, Class A,
1.235s, 2017		$28,000	$28,000

Total asset-backed securities (cost $28,000)			$28,000

SHORT-TERM INVESTMENTS (32.5%)*	Principal amount/shares		Value

Putnam Cash Collateral Pool, LLC 0.26% [d]	Shares	36,075	$36,075

Putnam Money Market Liquidity Fund 0.10% L	Shares	1,581,032	1,581,032

Putnam Short Term Investment Fund 0.13% L	Shares	8,386,004	8,386,004

U.S. Treasury Bills 0.15%, February 11, 2016 #		$8,000	7,994

Total short-term investments (cost $10,011,106)			$10,011,105

TOTAL INVESTMENTS
Total investments (cost $31,669,692)			$31,192,706

Key to holding’s abbreviations

ADR American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

ARP Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period

ETF Exchange Traded Fund

FRB Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period

FRN Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period

G.O. Bonds General Obligation Bonds

IO Interest Only

SPDR S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 1, 2015 through August 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $30,825,436.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

ΔΔ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $49,439, or 0.2% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

Ω Affiliated company (Note 5).

Retirement Income Fund Lifestyle 3 45

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $7,933,326 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 8/31/15 (aggregate face value $1,052,126) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)
Barclays Bank PLC
	Euro	Sell	9/16/15	$9,989	$9,912	$(77)

	Hong Kong Dollar	Buy	11/18/15	13,817	13,798	19

	Japanese Yen	Buy	11/18/15	24,639	24,072	567

	Singapore Dollar	Buy	11/18/15	5,792	5,936	(144)

	Swiss Franc	Buy	9/16/15	6,727	6,902	(175)

Citibank, N.A.
	Australian Dollar	Sell	10/21/15	35,564	38,176	2,612

	Danish Krone	Sell	9/16/15	29,372	28,085	(1,287)

	Euro	Buy	9/16/15	16,948	16,400	548

	Japanese Yen	Sell	11/18/15	112,167	109,727	(2,440)

46 Retirement Income Fund Lifestyle 3

FORWARD CURRENCY CONTRACTS at 8/31/15 (aggregate face value $1,052,126) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Credit Suisse International
	Australian Dollar	Sell	10/21/15	$3,691	$3,962	$271

	British Pound	Sell	9/16/15	28,232	28,653	421

	Euro	Sell	9/16/15	25,478	24,927	(551)

	Japanese Yen	Sell	11/18/15	15,878	15,867	(11)

	New Zealand Dollar	Sell	10/21/15	5,115	5,421	306

	Norwegian Krone	Sell	9/16/15	1,958	2,077	119

	Swedish Krona	Buy	9/16/15	5,967	6,008	(41)

	Swiss Franc	Buy	9/16/15	11,695	11,998	(303)

	Deutsche Bank AG
	Australian Dollar	Buy	10/21/15	130,614	133,354	(2,740)

	British Pound	Sell	9/16/15	53,703	53,364	(339)

	Euro	Buy	9/16/15	74,077	72,662	1,415

	Swedish Krona	Buy	9/16/15	4,655	4,673	(18)

	Goldman Sachs International
	Euro	Buy	9/16/15	5,724	5,598	126

HSBC Bank USA, National Association
	British Pound	Buy	9/16/15	6,905	6,858	47

	Euro	Sell	9/16/15	11,897	11,632	(265)

	Japanese Yen	Sell	11/18/15	19,743	19,291	(452)

	JPMorgan Chase Bank N.A.
	Australian Dollar	Sell	10/21/15	6,957	7,468	511

	British Pound	Buy	9/16/15	1,227	1,221	6

	Euro	Sell	9/16/15	62,965	61,562	(1,403)

	Japanese Yen	Buy	11/18/15	9,445	9,227	218

	New Zealand Dollar	Sell	10/21/15	4,862	5,153	291

	Norwegian Krone	Sell	9/16/15	22,768	24,105	1,337

	Singapore Dollar	Sell	11/18/15	989	1,010	21

	Swedish Krona	Buy	9/16/15	6,522	6,547	(25)

	Swiss Franc	Buy	9/16/15	7,658	7,857	(199)

	Royal Bank of Scotland PLC (The)
	Singapore Dollar	Buy	11/18/15	15,469	15,479	(10)

	State Street Bank and Trust Co.
	Euro	Buy	9/16/15	2,132	2,296	(164)

	Israeli Shekel	Buy	10/21/15	4,030	4,068	(38)

	Japanese Yen	Buy	11/18/15	18,407	17,984	423

	Swedish Krona	Sell	9/16/15	14,379	14,254	(125)

	Swiss Franc	Sell	9/16/15	21,734	21,935	201

	UBS AG
	Australian Dollar	Sell	10/21/15	2,768	2,669	(99)

	British Pound	Buy	9/16/15	129,041	130,192	(1,151)

	Euro	Buy	9/16/15	1,347	1,616	(269)

	Japanese Yen	Buy	11/18/15	35,435	34,357	1,078

	Swiss Franc	Buy	9/16/15	6,934	7,116	(182)

Retirement Income Fund Lifestyle 3 47

FORWARD CURRENCY CONTRACTS at 8/31/15 (aggregate face value $1,052,126) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

WestPac Banking Corp.
	Japanese Yen	Sell	11/18/15	$2,495	$2,437	$(58)

	New Zealand Dollar	Buy	10/21/15	13,707	14,220	(513)

Total						$(2,542)

FUTURES CONTRACTS OUTSTANDING at 8/31/15 (Unaudited)
				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Note 2 yr (Long)	2	$436,938	Dec-15	$(437)

U.S. Treasury Note 5 yr (Long)	1	119,438	Dec-15	(174)

Total				$(611)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/15 (Unaudited)
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)
Barclays Bank PLC

EM Series 23 Index	BBB/P	$100,878	$1,173,000	6/20/20	100 bp	$(19,974)

EM Series 23 Index	BBB/P	201,985	1,990,000	6/20/20	100 bp	(3,040)

Total		$302,863				$(23,014)

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at August 31, 2015. Securities rated by Putnam are indicated by “/P.”

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/15 (Unaudited)
		Upfront			Payments
		premium		Termi-	received	Unrealized
		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

NA HY Series 24	B+/P	$(305,051)	$4,210,470	6/20/20	500 bp	$(75,365)
Index

Total		$(305,051)				$(75,365)

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at August 31, 2015. Securities rated by Putnam are indicated by “/P.”

48 Retirement Income Fund Lifestyle 3

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$196,877	$134,487	$—

Capital goods	245,321	101,115	—

Communication services	121,068	124,419	—

Conglomerates	—	12,905	—

Consumer cyclicals	614,196	263,381	—

Consumer staples	307,708	202,694	—

Energy	221,789	201,928	—

Financials	3,297,799	371,078	—

Health care	595,873	268,459	—

Technology	726,511	26,027	—

Transportation	184,646	65,295	—

Utilities and power	111,917	82,258	—

Total common stocks	6,623,705	1,854,046	—
Asset-backed securities	—	—	28,000

Convertible bonds and notes	—	2,670,640	3,397

Convertible preferred stocks	161,126	1,410,765	18

Corporate bonds and notes	—	2,783,266	—

Foreign government and agency bonds and notes	—	207,500	—

Investment companies	3,600,870	—	—

Mortgage-backed securities	—	355,536	—

Municipal bonds and notes	—	33,318	—

Preferred stocks	23,029	5,056	—

Senior loans	—	191,213	—

U.S. treasury obligations	—	1,230,116	—

Short-term investments	9,967,036	44,069	—

Totals by level	$20,375,766	$10,785,525	$31,415

Retirement Income Fund Lifestyle 3 49

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(2,542)	$—

Futures contracts	(611)	—	—

Credit default contracts	—	(96,191)	—

Totals by level	$(611)	$(98,733)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

50 Retirement Income Fund Lifestyle 3

Statement of assets and liabilities 8/31/15 (Unaudited)

ASSETS

Investment in securities, at value, including $34,580 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $18,390,041)	$17,980,388
Affiliated issuers (identified cost $13,279,651) (Notes 1 and 5)	13,212,318

Cash	8,759

Foreign currency (cost $1,042) (Note 1)	1,042

Dividends, interest and other receivables	120,097

Receivable for shares of the fund sold	1,384

Receivable for investments sold	58,225

Receivable from Manager (Note 2)	33,651

Unrealized appreciation on forward currency contracts (Note 1)	10,537

Prepaid assets	18,183

Total assets	31,444,584

LIABILITIES

Payable for investments purchased	76,519

Payable for shares of the fund repurchased	30,563

Payable for custodian fees (Note 2)	15,051

Payable for investor servicing fees (Note 2)	7,708

Payable for Trustee compensation and expenses (Note 2)	30,972

Payable for administrative services (Note 2)	95

Payable for distribution fees (Note 2)	14,023

Payable for auditing and tax fees	38,755

Payable for variation margin (Note 1)	12,705

Unrealized depreciation on OTC swap contracts (Note 1)	23,014

Premium received on OTC swap contracts (Note 1)	302,863

Unrealized depreciation on forward currency contracts (Note 1)	13,079

Collateral on securities loaned, at value (Note 1)	36,075

Other accrued expenses	17,726

Total liabilities	619,148

Net assets	$30,825,436

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$42,310,573

Undistributed net investment income (Note 1)	28,434

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(10,934,870)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(578,701)

Total — Representing net assets applicable to capital shares outstanding	$30,825,436

(Continued on next page)

Retirement Income Fund Lifestyle 3	51

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($24,855,913 divided by 2,284,802 shares)	$10.88

Offering price per class A share (100/96.00 of $10.88)*	$11.33

Net asset value and offering price per class B share ($1,040,832 divided by 96,050 shares)**	$10.84

Net asset value and offering price per class C share ($2,938,407 divided by 271,103 shares)**	$10.84

Net asset value and redemption price per class M share ($450,658 divided by 41,516 shares)	$10.86

Offering price per class M share (100/96.75 of $10.86)†	$11.22

Net asset value, offering price and redemption price per class R share
($7,361 divided by 677 shares)	$10.87

Net asset value, offering price and redemption price per class Y share
($1,532,265 divided by 140,574 shares)	$10.90

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

52 Retirement Income Fund Lifestyle 3

Statement of operations Six months ended 8/31/15 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $7,928)	$199,445

Interest (including interest income of $4,531 from investments in affiliated issuers) (Note 5)	113,195

Securities lending (Note 1)	158

Total investment income	312,798

EXPENSES

Compensation of Manager (Note 2)	70,360

Investor servicing fees (Note 2)	22,283

Custodian fees (Note 2)	19,304

Trustee compensation and expenses (Note 2)	794

Distribution fees (Note 2)	52,303

Administrative services (Note 2)	299

Reports to shareholders	13,973

Auditing and tax fees	39,805

Blue sky expense	37,831

Other	3,793

Fees waived and reimbursed by Manager (Note 2)	(93,492)

Total expenses	167,253

Expense reduction (Note 2)	(56)

Net expenses	167,197

Net investment income	145,601

Net realized gain on investments (including net realized gain of $33,539 on sales of investments
in affiliated issuers) (Notes 1 and 3)	614,161

Net realized gain on swap contracts (Note 1)	23,526

Net realized gain on futures contracts (Note 1)	4,565

Net realized loss on foreign currency transactions (Note 1)	(4,769)

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(130)

Net unrealized depreciation of investments, futures contracts and swap contracts
during the period	(2,167,720)

Net loss on investments	(1,530,367)

Net decrease in net assets resulting from operations	$(1,384,766)

The accompanying notes are an integral part of these financial statements.

Retirement Income Fund Lifestyle 3	53

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 8/31/15*	Year ended 2/28/15

Operations:
Net investment income	$145,601	$266,254

Net realized gain on investments
and foreign currency transactions	637,483	768,739

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(2,167,850)	353,729

Net increase (decrease) in net assets resulting
from operations	(1,384,766)	1,388,722

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(158,843)	(452,381)

Class B	(2,876)	(16,423)

Class C	(8,530)	(51,300)

Class M	(2,571)	(11,115)

Class R	(39)	(119)

Class Y	(11,703)	(35,867)

Increase from capital share transactions (Note 4)	2,902,615	9,796,373

Total increase in net assets	1,333,287	10,617,890

NET ASSETS

Beginning of period	29,492,149	18,874,259

End of period (including undistributed net investment
income of $28,434 and $67,395, respectively)	$30,825,436	$29,492,149

* Unaudited.

The accompanying notes are an integral part of these financial statements.

54 Retirement Income Fund Lifestyle 3

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Retirement Income Fund Lifestyle 3 55

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From			Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	of period	value (%) [b]	(in thousands)	(%) [c,d]	(%) [d]	(%)

Class A
August 31, 2015**	$11.45	.06	(.56)	(.50)	(.07)	(.07)	—	$10.88	(4.35)*	$24,856	.51 e*	.53*	36*
February 28, 2015	11.05	.14	.53	.67	(.27)	(.27)	—	11.45	6.16	23,364	1.00 [e]	1.26	53
February 28, 2014	10.21	.12	.92	1.04	(.20)	(.20)	—	11.05	10.33	13,539	1.01 [e]	1.18	54
February 28, 2013	9.58	.16	.67	.83	(.20)	(.20)	—	10.21	8.83	10,782	1.00 [e]	1.69	45
February 29, 2012	9.76	.20	(.11)	.09	(.27)	(.27)	—	9.58	1.04	12,145	1.04 [e]	2.10	92
February 28, 2011	9.00	.25	.76	1.01	(.25)	(.25)	— [f]	9.76	11.45	14,224.97		2.65	72

Class B
August 31, 2015**	$11.40	.02	(.55)	(.53)	(.03)	(.03)	—	$10.84	(4.65)*	$1,041	.88 e*	.15*	36*
February 28, 2015	11.01	.06	.52	.58	(.19)	(.19)	—	11.40	5.31	1,021	1.75 [e]	.51	53
February 28, 2014	10.18	.05	.91	.96	(.13)	(.13)	—	11.01	9.45	876	1.76 [e]	.44	54
February 28, 2013	9.54	.09	.68	.77	(.13)	(.13)	—	10.18	8.12	812	1.75 [e]	.94	45
February 29, 2012	9.72	.13	(.11)	.02	(.20)	(.20)	—	9.54	.26	965	1.79 [e]	1.36	92
February 28, 2011	8.97	.17	.77	.94	(.19)	(.19)	— [f]	9.72	10.58	1,180	1.72	1.87	72

Class C
August 31, 2015**	$11.41	.02	(.56)	(.54)	(.03)	(.03)	—	$10.84	(4.73)*	$2,938	.88 e*	.16*	36*
February 28, 2015	11.01	.06	.53	.59	(.19)	(.19)	—	11.41	5.41	3,195	1.75 [e]	.50	53
February 28, 2014	10.18	.05	.90	.95	(.12)	(.12)	—	11.01	9.43	2,835	1.76 [e]	.44	54
February 28, 2013	9.55	.09	.67	.76	(.13)	(.13)	—	10.18	8.03	2,715	1.75 [e]	.90	45
February 29, 2012	9.72	.13	(.10)	.03	(.20)	(.20)	—	9.55	.35	2,352	1.79 [e]	1.33	92
February 28, 2011	8.97	.18	.76	.94	(.19)	(.19)	— [f]	9.72	10.56	3,120	1.72	1.90	72

Class M
August 31, 2015**	$11.42	.05	(.55)	(.50)	(.06)	(.06)	—	$10.86	(4.39)*	$451	.63 e*	.41*	36*
February 28, 2015	11.03	.11	.53	.64	(.25)	(.25)	—	11.42	5.83	488	1.25 [e]	.98	53
February 28, 2014	10.20	.10	.91	1.01	(.18)	(.18)	—	11.03	9.98	487	1.26 [e]	.96	54
February 28, 2013	9.56	.14	.68	.82	(.18)	(.18)	—	10.20	8.68	507	1.25 [e]	1.41	45
February 29, 2012	9.74	.16	(.10)	.06	(.24)	(.24)	—	9.56	.70	465	1.37 [e]	1.71	92
February 28, 2011	8.98	.20	.77	.97	(.21)	(.21)	— [f]	9.74	10.90	445	1.47	2.17	72

Class R
August 31, 2015**	$11.44	.05	(.56)	(.51)	(.06)	(.06)	—	$10.87	(4.46)*	$7	.63 e*	.40*	36*
February 28, 2015	11.04	.12	.53	.65	(.25)	(.25)	—	11.44	5.91	6	1.25 [e]	1.01	53
February 28, 2014	10.20	.10	.92	1.02	(.18)	(.18)	—	11.04	10.06	4	1.26 [e]	.93	54
February 28, 2013	9.59	.10	.69	.79	(.18)	(.18)	—	10.20	8.35	4	1.25 [e]	1.14	45
February 29, 2012	9.77	.18	(.11)	.07	(.25)	(.25)	—	9.59	.77	1	1.29 [e]	1.87	92
February 28, 2011	9.01	.22	.77	.99	(.23)	(.23)	— [f]	9.77	11.15	1	1.22	2.40	72

Class Y
August 31, 2015**	$11.47	.07	(.55)	(.48)	(.09)	(.09)	—	$10.90	(4.23)*	$1,532	.38 e*	.66*	36*
February 28, 2015	11.07	.17	.53	.70	(.30)	(.30)	—	11.47	6.39	1,418	.75 [e]	1.50	53
February 28, 2014	10.22	.15	.93	1.08	(.23)	(.23)	—	11.07	10.67	1,134	.76 [e]	1.46	54
February 28, 2013	9.59	.18	.68	.86	(.23)	(.23)	—	10.22	9.08	1,595	.75 [e]	1.86	45
February 29, 2012	9.77	.23	(.11)	.12	(.30)	(.30)	—	9.59	1.30	1,386	.79 [e]	2.38	92
February 28, 2011	9.01	.27	.77	1.04	(.28)	(.28)	— [f]	9.77	11.73	1,555.72		2.90	72

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

56 Retirement Income Fund Lifestyle 3	Retirement Income Fund Lifestyle 3	57

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitations and/ or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

August 31, 2015	0.31%

February 28, 2015	0.76

February 28, 2014	0.77

February 28, 2013	0.77

February 29, 2012	0.80

February 28, 2011	0.82

e Expense ratios do not include expenses of the underlying fund.

f Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

58 Retirement Income Fund Lifestyle 3

Notes to financial statements 8/31/15 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from March 1, 2015 through August 31, 2015.

Putnam Retirement Income Fund Lifestyle 3 (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek current income consistent with what Putnam Management believes to be prudent risk. The fund’s secondary goal is capital appreciation. The fund invests mainly in a combination of bonds and common stocks of U.S. and non-U.S. companies and in Putnam Absolute Return 700 Fund, which is a Putnam mutual fund Putnam Management refers to as the underlying fund. The fund may invest without limit in bonds that are either investment-grade or below investment-grade in quality (sometimes referred to as “junk bonds”) and have short- to long-term maturities. The fund also invests in other fixed-income securities, such as mortgage-backed investments, and invests in money market securities or affiliated money market or short term investment funds for cash management. The fund also invests, to a lesser extent, in equity securities (growth or value stocks or both) of companies of any size. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments, and, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. Putnam Management may also select other investments that do not fall within these asset classes.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these

Retirement Income Fund Lifestyle 3 59

procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if

60 Retirement Income Fund Lifestyle 3

any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Retirement Income Fund Lifestyle 3	61

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $329,810 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $300,486 and may include amounts related to unsettled agreements.

62 Retirement Income Fund Lifestyle 3

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $36,075 and the value of securities loaned amounted to $34,580.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Prior to September 24, 2015 the fund participated in a $392.5 million unsecured committed line of credit provided by State Street and the same unsecured uncommitted line of credit. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR (the Federal Funds rate prior to September 24, 2015) plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% (0.11% Prior to September 24, 2015) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At February 28, 2015, the fund had a capital loss carryover of $11,542,516 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$1,068,020	N/A	$1,068,020	February 28, 2017

10,474,496	N/A	10,474,496	February 28, 2018

Retirement Income Fund Lifestyle 3 63

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $31,698,683, resulting in gross unrealized appreciation and depreciation of $840,346 and $1,346,323, respectively, or net unrealized depreciation of $505,977.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee, computed and paid monthly, (based on the fund’s average net assets, excluding assets that are invested in other Putnam funds that charge a management fee) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,

0.630%	of the next $5 billion,	0.460%	of the next $50 billion,

0.580%	of the next $10 billion,	0.450%	of the next $100 billion and

0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through June 30, 2016, to the extent that expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, extraordinary expenses, payments under the fund’s distribution plans, and acquired fund fees and expenses, but including payments under the fund’s investor servicing and investment management contracts) would exceed an annual rate of 0.75% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $6,265 as a result of this limit.

Putnam Management has also contractually agreed, through June 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets, that do not represent the fund’s investments in other Putnam funds, other than Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $87,227 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

64 Retirement Income Fund Lifestyle 3

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$17,741	Class R	5

Class B	770	Class Y	1,129

Class C	2,286	Total	$22,283

Class M	352

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $56 under the expense offset arrangements and by no monies under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $16, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50%

Retirement Income Fund Lifestyle 3 65

and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$30,229	Class M	1,201

Class B	5,252	Class R	18

Class C	15,603	Total	$52,303

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $1,614 and $1 from the sale of class A and class M shares, respectively, and received $177 and $17 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and the proceeds from sales, excluding short-term investments were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$10,122,863	$7,562,903

U.S. government securities (Long-term)	—	—

Total	$10,122,863	$7,562,903

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 8/31/15		Year ended 2/28/15

Class A	Shares	Amount	Shares	Amount

Shares sold	718,900	$8,124,903	1,157,011	$13,046,604

Shares issued in connection with
reinvestment of distributions	13,414	150,942	37,016	417,896

	732,314	8,275,845	1,194,027	13,464,500

Shares repurchased	(488,517)	(5,524,751)	(378,259)	(4,259,670)

Net increase	243,797	$2,751,094	815,768	$9,204,830

	Six months ended 8/31/15		Year ended 2/28/15

Class B	Shares	Amount	Shares	Amount

Shares sold	9,710	$109,885	31,293	$350,532

Shares issued in connection with
reinvestment of distributions	239	2,679	1,354	15,215

	9,949	112,564	32,647	365,747

Shares repurchased	(3,461)	(39,324)	(22,616)	(251,756)

Net increase	6,488	$73,240	10,031	$113,991

66 Retirement Income Fund Lifestyle 3

	Six months ended 8/31/15		Year ended 2/28/15

Class C	Shares	Amount	Shares	Amount

Shares sold	15,691	$177,380	73,542	$826,588

Shares issued in connection with
reinvestment of distributions	711	7,982	4,194	47,142

	16,402	185,362	77,736	873,730

Shares repurchased	(25,431)	(287,445)	(54,981)	(617,745)

Net increase (decrease)	(9,029)	$(102,083)	22,755	$255,985

	Six months ended 8/31/15		Year ended 2/28/15

Class M	Shares	Amount	Shares	Amount

Shares sold	43	$484	10,022	$112,519

Shares issued in connection with
reinvestment of distributions	229	2,571	987	11,106

	272	3,055	11,009	123,625

Shares repurchased	(1,433)	(16,150)	(12,477)	(139,806)

Net decrease	(1,161)	$(13,095)	(1,468)	$(16,181)

	Six months ended 8/31/15		Year ended 2/28/15

Class R	Shares	Amount	Shares	Amount

Shares sold	110	$1,236	192	$2,162

Shares issued in connection with
reinvestment of distributions	3	38	11	119

	113	1,274	203	2,281

Shares repurchased	—	—	—	—

Net increase	113	$1,274	203	$2,281

	Six months ended 8/31/15		Year ended 2/28/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	24,883	$282,215	46,221	$519,040

Shares issued in connection with
reinvestment of distributions	951	10,724	2,772	31,341

	25,834	292,939	48,993	550,381

Shares repurchased	(8,907)	(100,754)	(27,820)	(314,914)

Net increase	16,927	$192,185	21,173	$235,467

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Fair value

Class R	136	20.1%	$1,478

Retirement Income Fund Lifestyle 3 67

Note 5: Affiliated transactions

Transactions during the reporting period with a company which are under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:

	Fair value
	at the					Fair value at
	beginning of					the end of
	the reporting	Purchase	Sale	Investment	Capital gain	the reporting
Name of affiliates	period	cost	proceeds	income	distributions	period

Putnam
Money Market
Liquidity Fund*	$—	$2,407,015	$825,983	$243	$—	$1,581,032

Putnam Short Term
Investment Fund*	9,337,360	4,047,828	4,999,184	4,288	—	8,386,004

Putnam Absolute
Return 700 Fund
Class Y	2,980,118	1,586,929	1,315,124	—	—	3,209,207

Totals	$12,317,478	$8,041,772	$7,140,291	$4,531	$—	$13,176,243

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	3

Forward currency contracts (contract amount)	$1,100,000

OTC credit default contracts (notional)	$3,000,000

Centrally cleared credit default contracts (notional)	$4,200,000

Warrants (number of warrants)	4,000

68 Retirement Income Fund Lifestyle 3

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

	Receivables, Net
	assets — Unrealized
Credit contracts	appreciation	$229,686*	Payables	$325,877

Foreign exchange
contracts	Receivables	10,537	Payables	13,079

			Payables, Net
			assets — Unrealized
Interest rate contracts	Receivables	—	depreciation	611*

Total		$240,223		$339,567

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Warrants	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$23,526	$23,526

Foreign exchange
contracts	—	—	(2,069)	—	$(2,069)

Equity contracts	(1,269)	—	—	—	$(1,269)

Interest rate contracts	—	4,565	—	—	$4,565

Total	$(1,269)	$4,565	$(2,069)	$23,526	$24,753

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Warrants	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(110,332)	$(110,332)

Foreign exchange
contracts	—	—	(93)	—	$(93)

Equity contracts	1,269	—	—	—	$1,269

Interest rate contracts	—	(1,457)	—	—	$(1,457)

Total	$1,269	$(1,457)	$(93)	$(110,332)	$(110,613)

Retirement Income Fund Lifestyle 3 69

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

OTC Credit default contracts*#	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Centrally cleared credit default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Forward currency contracts#	586	—	3,160	1,117	1,415	126	47	2,384	—	—	624	1,078	—	10,537

Total Assets	$586	$—	$3,160	$1,117	$1,415	$126	$47	$2,384	$—	$—	$624	$1,078	$—	$10,537

Liabilities:

OTC Credit default contracts*#	325,877	—	—	—	—	—	—	—	—	—	—	—	—	325,877

Centrally cleared credit default contracts§	—	12,361	—	—	—	—	—	—	—	—	—	—	—	12,361

Futures contracts§	—	—	—	—	—	—	—	—	344	—	—	—	—	344

Forward currency contracts#	396	—	3,727	906	3,097	—	717	1,627	—	10	327	1,701	571	13,079

Total Liabilities	$326,273	$12,361	$3,727	$906	$3,097	$—	$717	$1,627	$344	$10	$327	$1,701	$571	$351,661

Total Financial and Derivative Net Assets	$(325,687)	$(12,361)	$(567)	$211	$(1,682)	$126	$(670)	$757	$(344)	$(10)	$297	$(623)	$(571)	$(341,124)

Total collateral received (pledged)†##	$(300,486)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Net amount	$(25,201)	$(12,361)	$(567)	$211	$(1,682)	$126	$(670)	$757	$(344)	$(10)	$297	$(623)	$(571)

*Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

†Additional collateral may be required from certain brokers based on individual agreements.

#Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

70 Retirement Income Fund Lifestyle 3	Retirement Income Fund Lifestyle 3	71

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free Income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

72 Retirement Income Fund Lifestyle 3

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2055 Fund
Global Telecommunications Fund	RetirementReady® 2050 Fund
Global Utilities Fund	RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
Asset Allocation	RetirementReady® 2035 Fund
George Putnam Balanced Fund	RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
Global Asset Allocation Funds — four	RetirementReady® 2020 Fund
investment portfolios that spread your	RetirementReady® 2015 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Retirement Income Fund Lifestyle 3	73

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

74 Retirement Income Fund Lifestyle 3

Putnam’s commitment to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

Retirement Income Fund Lifestyle 3	75

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury	Robert R. Leveille
Boston, MA 02109	Barbara M. Baumann	Vice President and
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Michael J. Higgins
57–59 St James’s Street	Paul L. Joskow	Vice President, Treasurer,
London, England SW1A 1LD	Kenneth R. Leibler	and Clerk
Robert E. Patterson
Investment Sub-Advisor	George Putnam, III	Janet C. Smith
The Putnam Advisory	Robert L. Reynolds	Vice President,
Company, LLC	W. Thomas Stephens	Principal Accounting Officer,
One Post Office Square		and Assistant Treasurer
Boston, MA 02109	Officers
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	President	Vice President and
Putnam Retail Management		Assistant Treasurer
One Post Office Square	Jonathan S. Horwitz
Boston, MA 02109	Executive Vice President,	James P. Pappas
	Principal Executive Officer, and	Vice President
Custodian	Compliance Liaison
State Street Bank		Mark C. Trenchard
and Trust Company	Steven D. Krichmar	Vice President and
	Vice President and	BSA Compliance Officer
Legal Counsel	Principal Financial Officer
Ropes & Gray LLP		Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

76 Retirement Income Fund Lifestyle 3

This report is for the information of shareholders of Putnam Retirement Income Fund Lifestyle 3. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA103
296307 10/15

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 29, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: October 29, 2015